As filed with the Securities and Exchange Commission on July 21, 2009

Registration No. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    ☐      PRE-EFFECTIVE AMENDMENT NO.

    ☐      POST-EFFECTIVE AMENDMENT NO.

THE TOCQUEVILLE TRUST

(Exact Name of Registrant as Specified in Charter)

40 WEST 57TH STREET, 19TH FLOOR

NEW YORK, NEW YORK 10019

(Address of Principal Executive Offices)

(212) 698-0800

(Registrant’s Telephone Number)

Robert Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, New York 10019

(Name and Address of Agent for Service)

with copies to:

Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Phone No.: (212) 318-6800

Fax No.: (212) 319-4090

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing shall become effective on August 20, 2009 pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered	Shares of beneficial interest, par value $.01 per share, of The Select Fund, a series of the Registrant.

PART A

DELAFIELD SELECT FUND

399 Boylston Street

Boston, Massachusetts 02116

[August 25], 2009

Dear Shareholder:

A Special Meeting of Shareholders of the Delafield Select Fund has been scheduled for September 24, 2009 (the “Special Meeting”) to vote on a proposal (the “Reorganization”) to reorganize the Delafield Select Fund into The Select Fund, a newly-created series of The Tocqueville Trust, has principal investment strategies that are substantially the same as those of the Delafield Select Fund.

As we previously communicated to you, Reich & Tang Asset Management, LLC is in the process of restructuring to focus exclusively on the money market and cash deposit business. As a consequence of this decision, Delafield Asset Management, a division of Reich & Tang Asset Management, LLC, has decided to join Tocqueville Asset Management L.P. For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on Reich & Tang Asset Management, LLC’s and Delafield Asset Management’s recommendations, the Board of Trustees of Natixis Funds Trust II (the “Board”) has determined that it is in the best interests of the Delafield Select Fund and its shareholders that the Delafield Asset Management Team continue to manage the assets of the Delafield Select Fund. As a result, the Board has approved the Reorganization and has recommended the Reorganization to shareholders. The Board recommends that shareholders vote “FOR” the Reorganization.

If the Reorganization is approved by shareholders, each shareholder of the Delafield Select Fund will receive a number of full and fractional shares of the Select Fund with a net asset value equal to the net asset value of the Delafield Select Fund shares that the shareholder owned at the time of the Reorganization. In other words, your shares in the Delafield Select Fund would in effect be converted into shares of The Select Fund. The Select Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization. The Delafield Select Fund would then be liquidated. The Reorganization is not expected to have any federal tax consequences for the Delafield Select Fund or its shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call [                    ]. If you are a shareholder of record of the Delafield Select Fund as of the close of business on August 3, 2009, the record date for the Special Meeting, you will be entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy ballot. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Delafield Select Fund at the address noted in the Proxy Statement/Prospectus, provided that such correspondence is received prior to the date of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again through the toll-free number or the Internet address listed in the enclosed voting instructions or by attending the Special Meeting in person.

Thank you for your continued investment and for your support in this matter.

Sincerely,

/s/ J. DENNIS DELAFIELD	/s/ VINCENT SELLECCHIA	/s/ DONALD WANG
J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

DELAFIELD SELECT FUND

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS – September 24, 2009

399 Boylston Street

Boston, Massachusetts 02116

1-800-225-5478

A Special Meeting of shareholders of Delafield Select Fund (the “Target Fund”), a series of Natixis Funds Trust II, will be held at 2:00 p.m. (Eastern time) on September 24, 2009, at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, Massachusetts 02116, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated [August 20], 2009:

1.	To approve an Agreement and Plan of Reorganization and Liquidation providing for the sale of all of the assets of the Target Fund to, and the assumption of all of the liabilities of the Target Fund by, The Select Fund (the “Acquiring Fund”), a newly-created series of The Tocqueville Trust, in exchange for shares of the Acquiring Fund, which would be distributed by the Target Fund to the holders of its shares in complete liquidation of the Target Fund.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on August 3, 2009, are entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees

/S/ COLEEN DOWNS DINNEEN
Coleen Downs Dinneen
Secretary

Boston, Massachusetts

[August 20], 2009

Your vote is important no matter how many shares you owned on the record date. Although you are invited to attend the Special Meeting and vote your shares in person, if you are unable to attend, you may vote your shares by mail, by touch-tone telephone or by the internet.

In order to vote by mail, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person.

In order to vote by telephone or the internet, please see your proxy card for more information and the instructions. However, if you want to change your vote, you may do so by using the proxy card, touch-tone telephone or the internet.

In order to avoid the additional expense of further solicitation to Tocqueville Asset Management L.P., we ask for your cooperation in mailing your proxy promptly.

DELAFIELD SELECT FUND

399 Boylston Street

Boston, Massachusetts 02116

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August [20], 2009

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of Natixis Funds Trust II (the “Trust”) held on July 9, 2009, the Board approved, after the recommendations of Natixis Asset Management Advisors, L.P. (“Natixis”), Reich & Tang Asset Management, LLC (“RTAM”) and Delafield Asset Management, a plan to reorganize (the “Reorganization”) the Delafield Select Fund, a series of the Trust (the “Target Fund”), into The Select Fund, a newly created series of The Tocqueville Trust (the “Acquiring Fund”). In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and concluded that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. For more information regarding the factors considered by the Board in coming to this conclusion, please review “Reasons for the Reorganization” in Section I.E.3 of this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on September 24, 2009 (the “Special Meeting”) to consider the Reorganization.

We are sending this document to you for your use in deciding whether to approve the Reorganization at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus and a form of Proxy.

Question: What is the purpose of the Reorganization?

Answer: The purpose of the Reorganization is to allow most of the current Delafield Asset Management team to continue to manage the assets of the Target Fund as part of a new adviser, Tocqueville Asset Management L.P.

Question: How will the Reorganization work?

Answer: Pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”) (attached as Appendix A), the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for shares of the Acquiring Fund. The Target Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders and liquidate. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares with the same net asset value as he or she held prior to the Reorganization. If the Reorganization is carried out as proposed, we do not expect the transaction will have any federal tax consequences to the Target Fund or its shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

The Reorganization is expected to be effective on or about September 28, 2009.

Question: How will this affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has substantially identical investment objectives and substantially identical investment strategies, as well as most of the

Combined Proxy Statement/Prospectus

same portfolio management team as the Target Fund. The primary differences will be (1) all three existing share classes of the Target Fund will be collapsed into a single class of shares of the Acquiring Fund (see additional discussion below); (2) a change in investment adviser (although most of the current portfolio management team will continue to provide portfolio management to the Acquiring Fund as employees of the new adviser), administrator, distributor, custodian, fund accountant, transfer agent, independent registered public accounting firm and legal counsel; (3) shareholders will no longer be a part of the Natixis Funds family and will not be eligible to exchange their shares of the Acquiring Fund for shares of another Natixis Fund; (4) the fee and expense structure of the Acquiring Fund are different from those of the Target Fund (see additional discussion below); (5) most of the current Delafield Asset Management portfolio management team will now work for Tocqueville Asset Management L.P.; and (6) the Acquiring Fund will have a different Board than the Target Fund. You will receive shares of the Acquiring Fund equal in net asset value as of the Reorganization closing date to the net asset value of your shares of the Target Fund. The Reorganization will not affect the net asset value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization is expected to be tax-free for federal income tax purposes to the Target Fund and its shareholders. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net capital gain, if any, through the closing of the Reorganization. This distribution will be taxable to shareholders.

Question: How will all three classes be collapsed into a single class of shares of the Acquiring Fund?

Answer: Each shareholder of the Target Fund will exchange his or her Class A, Class C or Class Y shares for shares of the Acquiring Fund’s single class with an aggregate net asset value equal to the aggregate net asset value of his or her Target Fund shares.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Funds?

Answer: The management fee for the Acquiring Fund is the same as the management fee for all classes of the Target Fund. The distribution/service fee (“12b-1 fee”) for the Acquiring Fund will be 0.25% of the Acquiring Fund’s average daily net assets. The 12b-1 fee paid by the Acquiring Fund is the same as the 12b-1 fee currently paid by the Target Fund’s Class A shares. The Target Fund’s Class Y shares do not currently pay a 12b-1 fee and the Class C shares pay a 12b-1 fee of 1.00% of their average daily net assets. As a result of the Reorganization it is expected that the total annual fund operating expense ratio of the Acquiring Fund will be equivalent to or below the capped expense ratio of the Target Fund’s Class A and Class C shares. Class Y shareholders will pay a higher expense ratio as a result of the imposition of the Acquiring Fund’s 12b-1 fee. Please see “Comparison Fee Table and Examples” in the Proxy Statement/Prospectus for more information about the fees and expenses of the Acquiring Fund.

Question: What will happen if the Reorganization is not approved?

Answer: If shareholders of the Target Fund fail to approve the Reorganization, or if the Reorganization does not occur for any other reason, the Board will consider other alternatives for the Target Fund, which may include the liquidation of the Target Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: I am a small investor. Why should I bother to vote?

Answer: Your vote makes a difference. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Combined Proxy Statement/Prospectus

Question: How does the Board of Trustees suggest that I vote?

Answer: After careful consideration and upon the recommendations of Natixis, RTAM and Delafield Asset Management, the Board recommends that you vote “FOR” the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Tocqueville Asset Management L.P. and RTAM or its affiliates will share the costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You may also vote by attending the Special Meeting and casting your vote in person.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call [            ].

Combined Proxy Statement/Prospectus

COMBINED PROXY STATEMENT/PROSPECTUS

FOR THE REORGANIZATION OF

DELAFIELD SELECT FUND

a series of NATIXIS FUNDS TRUST II

399 Boylston Street

Boston, Massachusetts 02116

1-800-225-5478

INTO

THE SELECT FUND

a series of THE TOCQUEVILLE TRUST

40 West 57th Street, 19th Floor

New York, New York 10019

1-800-697-3863

This Combined Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Natixis Funds Trust II (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Delafield Select Fund (the “Target Fund”), a series of the Trust, managed by Reich & Tang Asset Management, LLC (“RTAM”), to be held at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, Massachusetts 02116 on September 24, 2009 at 2:00 p.m. Eastern time. At the Special Meeting, shareholders of the Target Fund will be asked:

1.	To approve an Agreement and Plan of Reorganization and Liquidation providing for the sale of all of the assets of the Target Fund to, and the assumption of all liabilities of the Target Fund by, The Select Fund (the “Acquiring Fund”), a newly-created series of The Tocqueville Trust (the “Tocqueville Trust”), in exchange for shares of the Acquiring Fund, which would be distributed by the Target Fund to the holders of its shares in complete liquidation of the Target Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Target Fund, provided that such correspondence is received prior to the date of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by attending the Special Meeting and voting in person.

The Target Fund is a series of the Trust, which is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and organized as a

Combined Proxy Statement/Prospectus

Massachusetts business trust. The Acquiring Fund is a newly-created series of the Tocqueville Trust, which is an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus (which means that these documents are considered legally to be part of this Combined Proxy Statement/Prospectus):

•	Prospectuses and Statement of Additional Information of the Target Fund, dated May 1, 2009, as supplemented on May 1, 2009, May 5, 2009, June 23, 2009, July 1, 2009 and July 10, 2009;

•	Annual Report to Shareholders of the Target Fund, dated December 31, 2008.

The Target Fund’s Prospectuses dated May 1, 2009 and the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Target Fund or by calling 800-225-5478 or visiting the Target Fund’s website at www.funds.natixis.com. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The following Acquiring Fund document has been filed with the SEC and is incorporated by reference into this Combined Proxy Statement/Prospectus (which means that this document is considered legally to be part of this Combined Proxy Statement/Prospectus):

•	Statement of Additional Information of the Acquiring Fund, dated August [20], 2009.

Because the Acquiring Fund has not yet commenced operations as of the date of this Combined Proxy Statement/Prospectus, no annual report is available for the Acquiring Fund at this time.

This Combined Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The Target Fund expects that this Combined Proxy Statement/Prospectus will be mailed to shareholders on or about August [25], 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT

Combined Proxy Statement/Prospectus

v

IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Combined Proxy Statement/Prospectus is dated August [20], 2009.

Combined Proxy Statement/Prospectus

-i-

I. PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A. OVERVIEW

At a meeting held on July 9, 2009, the Board of Trustees (the “Board”) of the Trust, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization and Liquidation dated [            ], 2009 (the “Plan of Reorganization”), a copy of which is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the Target Fund will assign all of its assets and liabilities to the Acquiring Fund in exchange for a number of Shares of the Acquiring Fund equivalent in value to the aggregate net asset value of the shares of the Target Fund outstanding immediately prior to the Closing Date (as defined below). This will be followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of the Acquiring Fund with a net asset value equivalent to the net asset value of Target Fund shares held by such shareholder on the date of the transaction (the “Closing Date”), currently scheduled on or about September 28, 2009, the subsequent liquidation and dissolution of the Target Fund and the termination of the Target Fund’s legal existence (this proposed transaction is referred to as the “Reorganization”). Like the Target Fund, the Acquiring Fund is an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Target Fund and the Acquiring Fund have different investment advisers, but most of the same portfolio managers. The Acquiring Fund’s investment objectives are the same as the Target Fund’s investment objectives and the Acquiring Fund’s principal investment strategies are substantially the same as those of the Target Fund, as discussed in further detail below.

The Board recommends that the shareholders of the Target Fund vote “FOR” the Plan of Reorganization and the resulting Reorganization.

B. COMPARISON FEE TABLE AND EXAMPLES

Fee Table

The following Summary of Target Fund Expenses shows the fees for each class of the Target Fund based on the Target Fund’s fees for the fiscal year ended December 31, 2008. As the Acquiring Fund has not yet commenced operations as of the date of this Combined Proxy Statement/Prospectus, the Summary of Fund Expenses shown for the Acquiring Fund is based on estimated amounts that the Acquiring Fund would have incurred during the twelve months ended October 31, 2008 on a pro forma basis assuming the Reorganization had occurred on November 1, 2007. Actual expenses for the Acquiring Fund after the Reorganization may be higher or lower.

Combined Proxy Statement/Prospectus

	Target Fund Class A		Target Fund Class C		Target Fund Class Y		Acquiring Fund
							(pro forma)
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(1)(2)	None		None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of sales price)	—	(2)(3)	1.00	%(2)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None		None		None		None
Redemption Fee (as a percentage of amount redeemed)	None	*	None	*	None	*	2.00	%(7)
Exchange Fee (as a percentage of amount exchanged)	None		None		None		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees	0.80%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25%		1.00	%(4)	None		0.25%
Other Expenses	1.48	%(5)	1.48	%(5)	1.48	%(5)	0.35	%(8)
Total Annual Fund Operating Expenses	2.53%		3.28%		2.28%		1.40%
Less: Fee Reduction and/or Expense Reimbursement	1.13	%(6)	1.13	%(6)	1.13	%(6)	N/A
Net Expenses	1.40	%(6)	2.15	%(6)	1.15	%(6)	1.40%

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.
(1)	A reduced sales charge on Class A shares applies in some cases.
(2)	Does not apply to reinvested dividends or other distributions.
(3)

A 1.00% contingent deferred sales charge (“CDSC”) applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares.

(4)

Because of the higher service and distribution (12b-1) fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority.

(5)	Other expenses are estimated for the current fiscal year.
(6)

RTAM has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Classes A, C and Y shares, respectively. This undertaking is in effect through April 30, 2010 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher. Following the Reorganization, this undertaking will no longer apply.

(7)	A redemption fee is imposed on redemptions of shares held 120 days or less. The Acquiring Fund’s transfer agent charges a $15 service fee for each payment of redemption proceeds made by wire.
(8)	As the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus, “Other Expenses” are based on estimated amounts for the Acquiring Fund’s first fiscal year.

Combined Proxy Statement/Prospectus

2

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

Example Costs	Target Fund Class A	Target Fund Class C		Target Fund Class Y	Acquiring Fund
		(1)	(2)		(pro forma)
One Year	$709	$318	$218	$117	$	[	]
Three Years	$1,216	$904	$904	$604	$	[	]

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

C. PERFORMANCE

Total Return Information for Periods Ended December 31, 2008

The bar chart and table shown below give an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The returns shown in the bar chart and table include performance for the Target Fund’s predecessor, the Reich & Tang Concentrated Portfolio L.P. (the “Predecessor Delafield Fund”), a Delaware limited partnership whose assets and liabilities the Target Fund acquired in a reorganization that occurred at the close of business on September 26, 2008 (the “Reorganization of the Limited Partnership”). In the Reorganization of the Limited Partnership, limited partners of the Predecessor Delafield Fund received Class Y shares of the Target Fund. The Predecessor Delafield Fund was managed using substantially the same investment objectives, policies and restrictions as those used by the Target Fund. However, the Predecessor Delafield Fund was not registered as an investment company with the SEC. Therefore, it was not subject to the investment restrictions imposed by law on registered mutual funds. If the Predecessor Delafield Fund had been registered, its performance may have been adversely affected. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Target Fund or the Acquiring Fund will perform in the future.

The bar chart below shows the Target Fund’s total returns for Class Y shares for each of the last ten calendar years.† Although Class A and Class C shares and Class Y shares would have similar returns (because all of the Target Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Class Y performance because of the lower expenses and no sales charges paid by Class Y shares.

The Acquiring Fund has been newly-formed for the purpose of effecting the transactions contemplated by the Plan of Reorganization and in order to carry on the business of the Target Fund following its merger into the Acquiring Fund, and the Acquiring Fund will not commence investment operations until the merger closes. Therefore, no performance information is provided for the Acquiring Fund. The Acquiring Fund has investment objectives and principal investment strategies substantially identical to the investment objectives and principal investment strategies of the Target Fund; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Target Fund expects that it will be both the accounting and performance survivor upon consummation of the Reorganization with the Acquiring Fund.

Combined Proxy Statement/Prospectus

3

Delafield Select Fund

Annual returns of the Class Y shares of the Delafield Select Fund as of December 31 were as follows for each year shown:

[Insert bar chart]

20.55%	9.51%	32.93%	(5.41)%	41.43%	21.21%	3.89%	20.86%	2.65%	(37.73)%
1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Highest Quarterly Return:	29.92%	Quarter ended June 30, 1999
Lowest Quarterly Return:	(31.04)%	Quarter ended December 31, 2008

†	The returns shown for periods prior to September 26, 2008 reflect those of the Predecessor Delafield Fund. For periods prior to the Reorganization of the Predecessor Delafield Fund, performance is calculated by including the Predecessor Delafield Fund’s total return adjusted to reflect the deduction of the estimated fees and expenses applicable to Class Y shares of the Target Fund (determined at the time of the Reorganization of the Limited Partnership, and not taking into account any fee waivers or expense reimbursements), based on projected Target Fund asset levels for the first year of operations. Performance from September 29, 2008 forward reflects actual Class Y share performance.

The table below shows how average annual total returns for Class A, Class C and Class Y shares of the Target Fund (before and after taxes for Class Y) for the one-year, five-year and ten-year periods compare to that of the Russell 2500 Index. The Russell 2500 Index is an unmanaged index that measures the 2500 smallest companies in the Russell 3000 Index. It is a popular indicator of the performance of the small to mid-cap segment of the U.S. stock market. You may not invest directly in an index. The Target Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Target Fund’s shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Target Fund shares. The Russell 2500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns for Delafield Select Fund (for the periods ended December 31, 2008) were as follows: ††

	1 Year	5 Years	10 Years
Delafield Select Fund
Class A – Return Before Taxes	(41.63)%	(2.09)%	7.61%
Class C – Return Before Taxes	(39.21)%	(1.91)%	7.26%
Class Y – Return Before Taxes	(37.73)%	(0.55)%	8.61%
Return After Taxes on Distributions*	(37.74)%	(0.55)%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares*	(24.50)%	(0.47)%	7.66%
Russell 2500 Index**	(36.79)%	(0.98)%	4.08%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education

Combined Proxy Statement/Prospectus

4

savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**	The returns of the index do not reflect a deduction for fees, expenses or taxes.
††	The returns shown for the periods prior to September 29, 2008 (September 26, 2008 for Class Y shares) reflect the performance of the Predecessor Delafield Fund, adjusted to reflect the deduction of the estimated fees and expenses applicable to each class of shares of the Fund (determined at the time of the Reorganization of the Limited Partnership, and not taking into account any fee waivers or expense reimbursements), including any sales charges or service and distribution (12b-1), fees based on projected Fund asset levels for the first year of operations. Performance from September 29, 2008 forward reflects actual Class A, Class C and Class Y performance.

D. SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Comparison of Investment Objective, Principal Strategies and Risks

The Acquiring Fund has substantially identical investment objectives, principal investment strategies and risks as the Target Fund.

Investment Objective

The investment objectives of the Acquiring Fund are to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective.

The Acquiring Fund’s investment goal is non-fundamental, which means that it may be changed without shareholder approval. The Acquiring Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Acquiring Fund seeks to achieve its investment objectives by using the principal investment strategies discussed below.

Under normal circumstances, the Acquiring Fund will invest in a focused group of 12 to 25 common stocks issued primarily by small to mid-sized U.S. companies that RTAM believes represent the best equity investment opportunities identified by RTAM. To a lesser extent, the Acquiring Fund may invest in other securities, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Acquiring Fund applies a “value approach” to investing, seeking to invest in common stocks that RTAM believes are currently undervalued by the market or that represent special situations. When selecting securities for the Acquiring Fund, RTAM considers factors such as the valuation of individual securities relative to other investment alternatives, trends in corporate profits, corporate cash flow, balance sheet changes, management capability and practices and the economic and political outlook. Although the strengths of a company’s balance sheet are important to RTAM’s analysis, the Acquiring Fund may invest in financially troubled companies if RTAM has reason to believe that the company, based on its analysis, is worth more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation and deferred income tax in excess of the need for capital expenditures and dividends) will generally be considered attractive. Investment securities may also be assessed upon their earning power, stated asset values and off-balance sheet values. RTAM may dispose of a security (i) if the price of the security increases above RTAM’s target price for that security, (ii) if RTAM believes that other investment opportunities offer the potential for greater capital appreciation or otherwise represent a better relative value, (iii) a company’s balance sheet weakens, (iv) company management is not executing its business plan, (v) RTAM believes that actual or potential deterioration in the issuer’s earning power may adversely affect the price of its securities or (vi) the economic or political outlook for a company changes.

Combined Proxy Statement/Prospectus

5

The Acquiring Fund is non-diversified under the 1940 Act, which means that the Acquiring Fund is not limited under the 1940 Act to a percentage of its assets that it may invest in any one issuer. Because the Acquiring Fund intends to invest in the securities of a limited number of issuers, an investment in the Acquiring Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Acquiring Fund will normally not seek to realize profits by anticipating short-term market movements and, under ordinary circumstances, intends to purchase securities for long-term capital appreciation.

As a temporary defensive measure, the Acquiring Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as RTAM deems appropriate. The Acquiring Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

Investment in the Acquiring Fund is subject to substantially identical risks as investment in the Target Fund. As with all mutual funds, the Acquiring Fund, like the Target Fund, may expose shareholders to certain market risks that could cause shareholders to lose money. The Acquiring Fund is subject to the following risks:

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Acquiring Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The Acquiring Fund uses a “value approach” in selecting its investments. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Acquiring Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Non-diversification risk: Compared with diversified mutual funds, the Acquiring Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Acquiring Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Small- and middle-capitalization companies risk: Investments in small- and middle-capitalization companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities. Investing in small-cap and mid-cap companies may involve greater risk than investing in larger companies since small- and mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

Combined Proxy Statement/Prospectus

6

Credit Risk: The risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Foreign Risk: The risk associated with investments in issuers located in foreign countries. The Acquiring Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a fund that invests in foreign securities could lose its entire investment. When the Acquiring Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Acquiring Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Acquiring Fund’s yield on those securities would be decreased.

Information Risk: The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPO’s, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk: The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk: The risk associated with securities or practices (e.g., (borrowing or derivatives) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Acquiring Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Acquiring Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value.

Combined Proxy Statement/Prospectus

7

Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks: The Acquiring Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, currency, reference rate or index. Derivatives include, among other things, options, futures, swaps (including credit default swaps) and structured notes. The Acquiring Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). The Acquiring Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to earn income, enhance yield or gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. The Acquiring Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Acquiring Fund to lose more than the principal amount invested and may subject the Acquiring Fund to the potential for unlimited loss. The Acquiring Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivative transactions. In addition, the Acquiring Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Political Risk: The risk of losses directly attributable to government or political actions.

Valuation Risk: The risk that the Acquiring Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Comparison of Investment Restrictions

The Acquiring Fund has the same investment restrictions as the Target Fund. The following fundamental policies and investment restrictions have been adopted by the Acquiring Fund and such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Acquiring Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Acquiring Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Acquiring Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Acquiring Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Acquiring Fund’s assets will not constitute a violation of such restriction.

The Acquiring Fund may not:

1.	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Acquiring Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

Combined Proxy Statement/Prospectus

8

2.	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Acquiring Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Acquiring Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

3.	Borrow money, except to the extent permitted under the 1940 Act.

4.	Make loans, except that the Acquiring Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

6.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

7.	Purchase or sell commodities, except that the Acquiring Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. With respect to restriction (3), the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, the Acquiring Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Acquiring Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Acquiring Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Disclosure of Portfolio Holdings

A description of the Target Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Target Fund’s Statement of Additional Information. The Acquiring Fund’s policies and procedures with respect to the disclosure of portfolio securities are as follows:

The Acquiring Fund discloses its calendar quarter-end portfolio holdings on its website, http://www.delafieldfund.com, no earlier than 15 calendar days after the end of each quarter. The Acquiring Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top

Combined Proxy Statement/Prospectus

9

ten and quarter-end portfolio schedules will remain available on its website at least until it is updated for the next month or quarter, respectively, or until it files with the Securities and Exchange Commission its semi-annual or annual shareholder reports or Form N-Q that includes such period. After the Reorganization, the most recent portfolio schedules will be available on its website, as noted above, or by calling toll free at (800) 697-3863. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of its policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information dated August [20], 2009, which is incorporated by reference into this Combined Proxy Statement/Prospectus.

E. KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan of Reorganization, which is attached to this Proxy Statement/Prospectus as Appendix A. The following summary is qualified in its entirety by reference to Appendix A.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At a meeting held on July 9, 2009, the Board, on behalf of the Target Fund, approved the Plan of Reorganization, which contemplates the transfer to the Acquiring Fund of all of the assets and liabilities of the Target Fund solely in exchange for shares of beneficial interest of the Acquiring Fund. Following the transfer, shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in liquidation of the Target Fund and the Target Fund will subsequently be dissolved. In connection therewith, the Target Fund will terminate its legal existence.

Both funds are equity funds with the same investment objectives and substantially the same investment strategies. The Funds have different investment advisers, but most of the same portfolio managers.

As a result of the Reorganization, Class A, Class C and Class Y shares of the Target Fund will be combined into a single class of shares of the Acquiring Fund, and each shareholder of the Target Fund will receive full and fractional shares of shares of the Acquiring Fund equal in value at the time of the Reorganization to the value of such shareholder’s shares of the Target Fund. For the reasons set forth below under “Reasons for the Reorganization,” the Board, on behalf of the Target Fund, including each of the Independent Trustees, concluded that the Reorganization would be in the best interest of the shareholders of the Target Fund and the Target Fund and recommends approval of the Plan of Reorganization.

2.	DESCRIPTION OF THE ACQUIRING FUND’S SHARES

The Acquiring Fund shares to be issued to the Target Fund’s shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund will not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees of the Trust can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Acquiring Fund Shares will be sold and redeemed based upon the net asset value (“NAV”) per share of the Acquiring Fund Shares next determined after receipt of the purchase or redemption request, as described herein.

3.	REASONS FOR THE REORGANIZATION

In light of recent adverse market conditions, RTAM and its parent company, Natixis Global Asset Management, L.P. (“Natixis Global”), analyzed RTAM’s business and profitability and determined that RTAM will restructure its business to focus exclusively on the money market and cash deposit business. As a result, the

Combined Proxy Statement/Prospectus

10

principals of Delafield Asset Management, a division of RTAM, began discussions with several potential firms they thought might be a good fit for the equity investment business of Delafield Asset Management. In considering potential firms, a number of factors were important. First, the firm needed to have a substantial equity management operation, so as to have the necessary infrastructure for the Delafield Asset Management investment team and the mutual funds they manage. Second, they needed to have a culture and operation that would continue to let the Delafield Asset Management investment team operate in an independent fashion. Third, they needed to be financially sound, so as to support the ongoing operation of the business. Additional factors were also considered.

After considering a number of potential opportunities, Delafield Asset Management decided that Tocqueville Asset Management L.P. represented the best opportunity for the equity investment business and the Delafield Asset Management clients, including the Target Fund. The senior investment professionals at Delafield Asset Management have had long personal and professional relationships with the senior management at Tocqueville Asset Management. Delafield Asset Management believes that the operating environment at Tocqueville Asset Management is one that supports a number of investment teams utilizing a common equity portfolio management infrastructure. Thus, Delafield Asset Management will continue to operate as a separate investment team and manage their accounts as they have at RTAM. Tocqueville also has the operating infrastructure to support all of the aspects of Delafield Asset Management including partnerships, separate accounts and mutual funds.

Ultimately, Delafield Asset Management, RTAM and Tocqueville Asset Management agreed that, before the end of September 2009, the Delafield Asset Management team would join Tocqueville Asset Management L.P. Following Delafield Asset Management’s decision to join Tocqueville Asset Management L.P., Delafield Asset Management and RTAM notified the Board of its decision and recommended that the Board approve the Reorganization. If Delafield Asset Management does not join Tocqueville Asset Management L.P. for any reason additional information will be provided to the Target Fund’s shareholders.

At a meeting of the Board held on July 9, 2009, the Board considered a wide range of information prior to determining that the Plan of Reorganization was in the Target Fund’s and its shareholders’ best interests and that the consummation of the Reorganization will not result in the dilution of the current interest of any such shareholders, including, but not limited to the following factors:

•	That the Reorganization was recommended by Natixis Global, RTAM and Delafield Asset Management after consideration of other viable alternatives.

•

Delafield Asset Management’s decision to join Tocqueville Asset Management means that RTAM will no longer be able to serve as investment advisor to the Target Fund because it will no longer have the personnel and resources necessary to provide investment advice to a mutual fund focusing on equity investments.

•

That the investment objectives, policies and restrictions of the Target Fund are substantially identical to those of the Acquiring Fund and most of the same portfolio management team will continue to manage the Acquiring Fund.

•	Upon consummation of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund and will be able to continue to make additional investments in the Fund.

•

That the expense ratio of the Acquiring Fund is expected to be equivalent to or below the Target Fund’s Class A and Class C shares expense ratios, net of fee waivers and expense reimbursements, and that although the expense ratio of the Acquiring Fund is expected to be higher than the Target Fund’s Class Y expense ratio, net of fee waivers and expense reimbursements, RTAM’s contractual obligation to waive fees and/or reimburse expenses for all three Classes of the Target Fund is currently only in place until April 30, 2010, and RTAM represented that such waivers will not continue indefinitely. In this regard, the Trustees also noted that shareholders of the Target Fund were being asked to approve the Reorganization, and until the Reorganization, would have the ability to redeem their shares at NAV (less any applicable contingent deferred sales charge).

Combined Proxy Statement/Prospectus

11

•

The Reorganization will be effected at net asset value. Thus, each Target Fund shareholder will receive shares of the Acquiring Fund having an aggregate net asset value identical to the aggregate net asset value of the shareholder’s existing shares.

•	Accumulated capital loss carryforwards of the Target Fund will carry forward (subject to certain potential limitations) to the Acquiring Fund.

•	That the Target Fund shareholders likely would not experience any tax consequences as a result of the Reorganization.

•

That the cost of the Reorganization (other than the registration fees associated with the shares to be delivered as part of the Reorganization; however, redemption credits from the Target Fund will be available to completely offset these fees) will not be borne by the Target Fund or its shareholders.

•

That neither RTAM nor Natixis Global Asset Management (nor any of its affiliates) are receiving any direct or indirect consideration for the transfer of Delafield Asset Management to Tocqueville Asset Management;

•	Tocqueville Asset Management’s organizational structure, compliance structure and financial condition.

•

The qualifications and services provided by U.S. Bancorp Fund Services, LLC as the Tocqueville Trust’s sub-administrator and transfer agent and U.S. Bank, N.A. as the Tocqueville Trust’s custodian and fund accountant.

If the Plan of Reorganization is not approved by the Target Fund’s shareholders, or if the Reorganization does not occur for any other reason, then the Board may take further action as it deems to be in the best interests of the Target Fund and its shareholders, subject to approval by the Target Fund’s shareholders if required by applicable law. Such actions may include the liquidation of a class or the Target Fund itself.

4.	FEDERAL INCOME TAX CONSEQUENCES

Each fund intends to qualify, as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the funds have been, and expect to continue to be, relieved of all or substantially all federal income taxes. The exchange of the assets of the Target Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the liquidation of the Target Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. As a condition to the closing of the proposed transaction, the funds will each receive an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Acquiring Fund, to the effect that, based on certain customary assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(1)	The Target Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the Target Fund’s distribution of shares of the Acquiring Fund to the Target Fund’s shareholders as part of the liquidation of the Target Fund, will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of shares of the Target Fund for the shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a)(1)(E) of the Code);

Combined Proxy Statement/Prospectus

12

(3)	The Target Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, or (ii) upon the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund (Sections 361 and 357(a) of the Code);

(4)	The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Target Fund’s assets and liabilities, if any, solely in exchange for shares of the Acquiring Fund (Section 1032(a) of the Code);

(5)	The tax basis of the shares of the Acquiring Fund received by each of the shareholders of the Target Fund will be the same as the shareholder’s tax basis in the shares of the Target Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

(6)	The holding period of the shares of the Acquiring Fund received in exchange for Target Fund shares by each of the shareholders of the Target Fund will include the period that the shareholder of the Target Fund held the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

(7)	The tax basis of the Target Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the transaction (Section 362(b) of the Code);

(8)	The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (Section 1223(2) of the Code); and

(9)	The taxable year of the Target Fund will not end as a result of the transaction contemplated by the Plan (Treasury Regulations Section 1.381(b)-1(a)(2)).

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any.

The opinion of Paul, Hastings, Janofsky & Walker LLP is based on the Code, Treasury Regulations promulgated thereunder, administrative pronouncements and judicial interpretations thereof, in each case as in effect on the date thereof, all of which are subject to change. An opinion of counsel merely represents counsel’s best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net capital gain, if any, through the closing of the Reorganization. This distribution will be taxable to shareholders.

The Target Fund had capital loss carryovers of [$    ] as of [        ], 2009.

Combined Proxy Statement/Prospectus

13

5.	COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Target Fund and the rights of its shareholders, and the Acquiring Fund and the rights of its shareholders.

Governing Law. The Target Fund is a series of the Trust, which is organized as a Massachusetts business trust. The Acquiring Fund is a series of The Tocqueville Trust, which is organized as a Massachusetts business trust. The Target Fund is authorized to issue an unlimited number of shares of beneficial interest. The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest. The Target Fund’s operations are governed by its Declaration of Trust, its by-laws, each as may be amended from time to time, and applicable law. The Acquiring Fund’s operations are governed by its Declaration of Trust, as amended, its amended and restated by-laws and applicable law.

Shareholder Liability. With respect to the funds, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the applicable fund’s obligations. However, both the Trust’s and the Tocqueville Trust’s Declarations of Trust contain an express disclaimer of shareholder liability for acts or obligations of such trust and provides for indemnification and reimbursement of expenses out such trust’s property for any shareholder held personally liable for the obligations of such trust.

Board of Directors. The Reorganization will result in a change in the Board that oversees the Target Fund because the Trustees of the Trust are different than the Trustees of the Tocqueville Trust. The Board of the Trust currently has ten Trustees, two of whom are interested persons as that term is defined under the 1940 Act. For more information, please refer to the Statement of Additional information for the Target Fund dated May 1, 2009, as supplemented, which is incorporated by reference into this Combined Proxy Statement/Prospectus. The Board of Trustees of the Tocqueville Trust has seven trustees, two of whom are interested persons as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated August [20], 2009, which is incorporated by reference into this Combined Proxy Statement/Prospectus.

6.	COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which the Tocqueville Trust intends to value the securities of the Acquiring Fund are similar to the procedures used by the Target Fund to value its securities. In all cases where a price is not readily available, and no other means is available for determining a price, or under circumstances such as when extraordinary events occur after the close of a relevant market but prior to the close of the New York Stock Exchange (“NYSE”), both the Tocqueville Trust and the Target Fund turn to their fair value procedures for guidance.

The Target Fund

“Net asset value” is the price of one share of the Target Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities

Number of outstanding shares

The net asset value of the Target Fund’s shares is determined pursuant to policies and procedures approved by the Board, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Target Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Target Fund’s shares will not be priced on the holidays listed in the Target Fund’s Statement of Additional Information (“SAI”), which is incorporated herein by reference. See the section “Net Asset Value” in the Target Fund’s SAI, which is incorporated herein by reference, for more details.

Combined Proxy Statement/Prospectus

14

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described in the Target Fund’s Prospectus, which is incorporated herein by reference) after your order is received by the transfer agent “in good order.” Please see “Buying Shares” in the Target Fund’s Prospectus, which is incorporated herein by reference.

•

Requests received by the Target Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m., Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Target Fund’s distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Target Fund determines its net asset value (normally 4:00 p.m., Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Target Fund.

•	A fund that invests in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the Target Fund’s Prospectus in the sections “Buying Shares” and “Selling Shares” which is incorporated herein by reference.

Generally, Target Fund securities are valued as follows:

•	Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations) — based upon evaluated prices furnished to the Target Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — market price on the foreign exchange, unless the Target Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Target Fund determines its net asset value by or pursuant to procedures approved by the Board. When fair valuing their securities, the Target Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Target Fund’s net asset value is calculated.

Combined Proxy Statement/Prospectus

15

•

Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing bid and asked quotations.

•	Futures — current settlement price.

•	Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.

•	All other securities — fair market value as determined by the adviser of the Target Fund pursuant to procedures approved by the Board.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board believes is more likely to result in a price that reflects fair value (which is the amount that the Target Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Target Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Target Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Target Fund.

The Acquiring Fund

The Acquiring Fund’s share price, called its NAV, is calculated as of the close of regular trading on the NYSE (normally at 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Acquiring Fund’s investments plus any cash or other assets less all liabilities by the number of Acquiring Fund shares outstanding. The Acquiring Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day.

Acquiring Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Acquiring Fund does not price its shares. In this case, the NAV of the Acquiring Fund’s shares may change on days when you are not able to purchase or redeem your shares.

The Acquiring Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures

Combined Proxy Statement/Prospectus

16

established by the Board of Trustees of The Tocqueville Trust. In determining fair value, the Acquiring Fund will seek to assign a value to the security which it believes represents the amount that the Acquiring Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Acquiring Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Acquiring Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Acquiring Fund’s NAV, which the Acquiring Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Acquiring Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Acquiring Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by the Acquiring Fund, will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

7.	CAPITALIZATION

The capitalization of the Target Fund as of June 30, 2009 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization is as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund – Class A	$7,365,604	1,028,506.80	$7.16

Target Fund – Class C	$82,829	11,656.12	$7.11

Target Fund – Class Y	$11,779,831	1,641,253.17	$7.18

Acquiring Fund (pro forma)*

*	Reflects the estimated pro forma capitalization of the Acquiring Fund at June 30, 2009 as though the Reorganization had occurred on June 30, 2009 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

8.	INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

The Target Fund and Acquiring Fund have different investment advisers, however, they will have most of the same portfolio managers.

Combined Proxy Statement/Prospectus

17

Investment Advisers.

Target Fund

The Target Fund’s investment manager is Reich & Tang Asset Management, LLC (“RTAM”). The Delafield Asset Management division of RTAM provides the investment management services to the Fund on behalf of RTAM. RTAM’s principal business office is located at 600 Fifth Avenue, New York, New York 10020. As of December 31, 2008, RTAM was the investment manager, adviser or sub-adviser with respect to assets aggregating $14.3 billion. RTAM has been an investment adviser since 1970 and currently is manager or sub-adviser of thirteen registered investment companies, of which it acts as administrator for ten. RTAM advises institutions, foundations, private funds and high net worth individuals. RTAM is a subsidiary of Natixis Global. Information about the ownership of Natixis Global is included in the Target Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Acquiring Fund

Tocqueville Asset Management L.P. (“TAM”), 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to the Acquiring Fund under an investment advisory agreement which provides that TAM identify and analyze possible investments for the Acquiring Fund, and determine the amount, timing, and form of those investments. TAM has the responsibility of monitoring and reviewing the Acquiring Fund’s portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by TAM of securities in the Acquiring Fund’s portfolio are subject at all times to the policies set forth by the Board of Trustees of The Tocqueville Trust. TAM has been in the asset management business since 1990 and as of January 31, 2009, had more than $5.12 billion in assets under management.

Portfolio Managers.

Target Fund

Mr. J. Dennis Delafield, Mr. Charles W. Neuhauser, Mr. Vincent Sellecchia and Mr. Donald Wang are primarily responsible for the day-to-day investment management of the Delafield Select Fund.

•

Mr. Delafield is Chief Executive Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of RTAM since 1991. He has been a portfolio manager of the Target Fund since June 2008. Mr. Delafield was a portfolio manager of the Predecessor Delafield Fund from June 2005 to September 2008. Mr. Delafield received a B.A. from Princeton University in 1957.

•

Mr. Neuhauser is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of RTAM since 2005. He has been a portfolio manager of the Target Fund since June 2008. Mr. Neuhauser was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Neuhauser received a B.A. from Columbia University in 1980.

•

Mr. Sellecchia is Chief Investment Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of RTAM since July 1998. He has been a portfolio manager of the Target Fund since June 2008. Mr. Sellecchia was a portfolio manager of the Predecessor Delafield Fund from July 1998 to September 2008. Mr. Sellecchia received a B.A. from Boston College in 1974 and an M.B.A. from New York University in 1976.

Combined Proxy Statement/Prospectus

18

•

Mr. Wang is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of RTAM since 2005. He has been a portfolio manager of the Target Fund since June 2008. Mr. Wang was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Wang received a B.S. from New York University in 1989.

Acquiring Fund

Mr. J. Dennis Delafield, Mr. Vincent Sellecchia and Mr. Donald Wang will be responsible for the day-to-day investment management of the Acquiring Fund. Once Delafield Asset Management joins Tocqueville Asset Management, Mr. Delafield will be [    ] of Tocqueville Asset Management, Mr. Sellecchia will be [    ] of Tocqueville Asset Management and Mr. Wang will be [    ] of Tocqueville Asset Management.

Advisory Fees

Target Fund

Pursuant to the advisory agreement between the Target Fund and RTAM, RTAM has full investment discretion and makes all determinations with respect to the investment of the assets of the Target Fund, subject to the general supervision of the Board. Under its investment advisory agreement, the Target Fund pays an advisory fee at an annual rate of 0.80% on the average daily net assets of the Target Fund.

A discussion regarding the basis for the Target Fund’s Board approving the initial advisory agreement is available in the Target Fund’s annual report for the period ending December 31, 2008, which is incorporated herein by reference.

Acquiring Fund

TAM, the investment adviser to the Acquiring Fund, will charge the same advisory fee as RTAM.

9.	DISTRIBUTION

Natixis Distributors, L.P. (the “Distributor”) serves as the principal distributor of each class of shares of the Target Fund. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under the distribution agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Target Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Target Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing prospectuses to existing shareholders. The Distributor is compensated under the distribution agreement through receipt of the sales charges on Class A and Class C shares as described under “Distribution Agreement and Rule 12b-1 Plans” in the Target Fund’s Statement of Additional Information, which is incorporated herein by reference, and is paid by the Target Fund the service and distribution fees described in the Target Fund’s Class A and Class C shares Prospectus, which is incorporated herein by reference. The Distributor may, at is discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Target Fund to investment dealers from time to time. The Target Fund has adopted a Rule 12b-1 Plan for its Class A and Class C shares which, among other things, permits it to pay the Distributor monthly service fees out of its net assets at an annual rate not to exceed 0.25% of the Target Fund’s average daily net assets attributable to Class A and Class C shares, as applicable. With regard to the Class A shares, such service fees are paid as reimbursement for expenses incurred by the Distributor in providing personal services to Class A shareholders and/or maintenance of shareholder accounts. The Target Fund’s Class C shares also pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Class C shares as compensation for services provided and expenses incurred by the Distributor in connection with the marketing or sale of Class C shares.

Combined Proxy Statement/Prospectus

19

Tocqueville Securities L.P. (“Tocqueville Securities”) a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), will act as the distributor for the Acquiring Fund. The Distributor’s principal business address is 40 W. 57th Street, 19th Floor, New York, New York 10019. As distributor, Tocqueville Securities will be responsible for all purchases, sales, redemptions and other transfers of shares of the Acquiring Fund. Shares of the Acquiring Fund will be offered for sale on a continuous basis at NAV. Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Acquiring Fund is authorized to pay 0.25% per year of the average daily net assets to finance the distribution of the Acquiring Fund shares. The Acquiring Fund’s 12b-1 Plan is a compensation plan, which means that the fees paid by the Acquiring Fund under the plan are intended to compensate for services rendered, regardless of expenses actually incurred.

10.	PURCHASE AND REDEMPTION PROCEDURES

Purchasing Information

Shares of the Target Fund and Acquiring Fund are offered at the next offering price, which is the NAV per share of the Target Fund or Acquiring Fund, computed after the purchase order and funds are received by the applicable fund’s transfer agent or certain financial intermediaries, and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the fund. Each of the Target Fund and Acquiring Fund also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the fund through an Automated Clearing House arrangement.

Minimum Investments. The minimum initial investment for the Target Fund for regular accounts is $2,500 for Class A and Class C shares. The minimum initial investment for individual retirement accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediaries) is $1,000 for Class A and Class C shares. The minimum amount for subsequent purchases is $100 for Class A and Class C shares. The minimum initial investment for the Target Fund for Class Y shares is $100,000 for certain types of institutional accounts (which is waived for certain wrap fee programs, retirement plans, individual retirement accounts and registered investment advisers) and the minimum amount for subsequent purchases is $100. The minimum initial investment for the Acquiring Fund for regular accounts is $1,000. The minimum initial investment for individual retirement accounts is $250. The minimum amount for subsequent investments is $100. The Distributor, with regard to the Target Fund, and the adviser, with regard to the Acquiring Fund, may, in their sole discretion, waive these minimums in some cases.

Redemption Information

Shares of the Target Fund and Acquiring Fund are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fees. A redemption request cannot be processed on days the New York Stock Exchange is closed. The Target Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account. In its discretion, the Target Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. Certain accounts are excepted from the minimum balance fee and liquidation. The Acquiring Fund may redeem the shares in an account if the total value of the account falls below $500 due to redemption, after giving shareholders at least 60 days’ prior written notice of the redemption to give them an opportunity to increase the value of their account above the minimum. Additionally, both the Target Fund and Acquiring fund have reserved the right to redeem shares “in-kind.”

Combined Proxy Statement/Prospectus

20

Additional shareholder account information for the Target Fund is available in its prospectuses, which are incorporated herein by reference. Additional shareholder information for the Acquiring Fund is provided in Appendix B.

11.	SERVICE PROVIDERS

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the Target Fund. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts, 02171, acts as shareholder servicing and transfer agent for the Target Fund. Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116 performs certain accounting and administrative services for the Target Fund.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the Acquiring Fund’s custodian and fund accountant. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202 serves as the Acquiring Fund’s transfer agent and dividend disbursing agent. In addition, the Tocqueville Asset Management, L.P. has delegated administrative duties to U.S. Bancorp Fund Services, LLC pursuant to a Sub-Administration Agreement.

12.	FINANCIAL HIGHLIGHTS

Financial information for the Target Fund is available in its annual report for the year ended December 31, 2008, which is incorporated herein by reference. The Acquiring Fund is newly-created and does not yet have financial history.

Combined Proxy Statement/Prospectus

21

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL.

II. VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the proposal with respect to the Reorganization at the Special Meeting. The Special Meeting will be held at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, Massachusetts 02116 on September 24, 2009, at 2:00 p.m. (Eastern Time).

You may vote in one of four ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

•	on the internet at the website printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	attend the Special Meeting in person.

PLEASE NOTE THAT, TO VOTE VIA TELEPHONE OR THE INTERNET, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Target Fund, provided that such correspondence is received prior to the date of the Special Meeting. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on August 3, 2009 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

With respect to the proposal, thirty percent (30%) of the shares of the Target Fund entitled to vote must be present in person or by proxy to constitute a quorum. Approval of the proposed Reorganization will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Target Fund present or represented by proxy at the special meeting, if holders of more than 50% of all shares of the Target Fund are present or represented by proxy, or (2) more than 50% of all shares of the Target Fund. If the Reorganization is not approved, the Board will consider at that time, what proposed actions to take, if any. Such actions may include the liquidation of the Target Fund.

If a quorum of shareholders is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Combined Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal.

Combined Proxy Statement/Prospectus

22

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. [In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.]

Approval of a proposal will occur only if a sufficient number of votes are cast “FOR” the proposal. If shareholders of the Target Fund do not vote to approve the Reorganization, or if the Reorganization does not occur for any other reason, the Board will consider other possible courses of action in the best interests of the Target Fund and its shareholders, which may include liquidation of the Target Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The costs of any additional solicitation and of any adjourned session will be borne by Tocqueville Asset Management.

A. METHOD AND COST OF SOLICITATION

This Combined Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The Target Fund expects that the solicitation of proxies will be primarily by mail, internet and telephone. The solicitation may also include facsimile or oral communications by certain employees of RTAM or Natixis Global, who will not be paid for these services, or by representatives of other financial intermediaries. In addition, DF King has been engaged to assist in the solicitation of proxies, at an estimated cost of [$            ]. Tocqueville Asset Management will bear the costs of the Special Meeting, including the cost of the solicitation of proxies.

B. RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Target Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions or through the internet at the website listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Combined Proxy Statement/Prospectus

23

C. VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, there were [            ] outstanding shares of Class A, [            ] outstanding shares of Class C and [            ] outstanding shares of Class Y. As the Acquiring Fund is newly-created, there were no outstanding shares as of the Record Date.

As of [            ], 2009, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned five percent or more of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Class A

Class C

Class Y

As of [            ], 2009, the Officers and Trustees of the Target Fund, as a group, owned of record and beneficially less than [1%] of the outstanding voting securities of the Target Fund.

As the Acquiring Fund is newly created, there are no shareholders who own five percent or more of the Acquiring Fund and no Officers and Trustees own any shares.

D. INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

A beneficial owner of 25% or more of a voting security of a fund is presumed to have “control” of the fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. A person who controls the Target Fund or the Acquiring Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the Funds. Based on the information provided above, as of [            ], 2009, [no person] owned a controlling interest in the Target Fund. As the Acquiring Fund is newly created, there are no shareholders.

III. FURTHER INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Reports, proxy statements, registration statements and other information filed by the funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E.,

Combined Proxy Statement/Prospectus

24

Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

IV. MISCELLANEOUS MATTERS

A. OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B. NEXT MEETING OF SHAREHOLDERS

Natixis Funds Trust II does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either the Target Fund or Natixis Funds Trust II must be received by the Target Fund or Natixis Funds Trust II in writing a reasonable amount of time before such Natixis Funds Trust II solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

C. LEGAL MATTERS

Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Target Fund for the year ended December 31, 2008, contained in the Target Fund’s 2008 Annual Report to Shareholders, have been audited by [            ], independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Natixis Funds Trust II

/s/ [ ]
[ ]
[ ]

Dated: [            ], 2009

Combined Proxy Statement/Prospectus

25

FORM OF PROXY CARD

CONTROL NUMBER:

3 EASY WAYS TO VOTE YOUR PROXY

1.	Automated Touch Tone Voting: Call toll-free [ ] and use the control number shown above.

2.	Internet: Go to www. .com and use the control number shown above.

3.	Return this proxy card using the enclosed postage-paid envelope.

DELAFIELD SELECT FUND

PROXY FOR SPECIAL SHAREHOLDERS MEETING

TO BE HELD SEPTEMBER 24, 2009

The undersigned shareholder of the Delafield Select Fund (the “Target Fund”), revoking previous proxies, if any, hereby appoints Coleen Downs Dinneen, Russell Kane and Michael Kardok, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent the undersigned at the Special Meeting of Shareholders of the Target Fund to be held on September 24, 2009, at the offices of the Natixis Asset Management Advisors, L.P., at 2:00 p.m., Eastern time, and at all adjournments thereof, and to vote all of the shares of the Target Fund that the undersigned would be entitled to vote if personally present at said meeting on the proposal specified on reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. (When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.)

Date

Signature(s) and Title(s), if applicable (Sign in the box)

PLEASE FILL IN ONE OF THE BOXES SHOWN USING BLACK OR BLUE INK

OR NUMBER 2 PENCIL.  ☒

PLEASE DO NOT USE FINE POINT PENS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF DELAFIELD SELECT FUND

THE BOARD OF TRUSTEES OF DELAFIELD SELECT FUND RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Vote on Proposal	For	Against	Abstain

To approve an Agreement and Plan of Reorganization and Liquidation providing for the sale of all of the assets of Delafield Select Fund to, and the assumption of all of the liabilities of Delafield Select Fund by, The Select Fund, a newly-created series of The Tocqueville Trust, in exchange for Shares of The Select Fund, which would be distributed by the Delafield Select Fund to the holders of its shares in complete liquidation of Delafield Select Fund, as more fully described in the Proxy Statement/Prospectus of the Delafield Select Fund.	☐	☐	☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE THIS PROXY ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the “Agreement”) dated this [    ] day of July, 2009, by and between the Delafield Select Fund, a series of Natixis Funds Trust II (the “Acquired Fund”), a Massachusetts business trust, and The Select Fund, a series of The Tocqueville Trust (the “Acquiring Fund”), a Massachusetts business trust. Tocqueville Asset Management L.P. (“TAM”), a Delaware partnership, and Reich & Tang Asset Management, LLC (“RTAM”), a Delaware limited liability company, are parties to this Agreement with respect to Section 15(b) hereof only.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment management companies; and

WHEREAS, the parties hereto desire to provide for the acquisition by the Acquiring Fund of all of the assets and known and unknown liabilities of the Acquired Fund, whether absolute, accrued, contingent or otherwise, existing on the Closing Date (as hereinafter defined), solely in exchange for shares of beneficial interest (par value $.01) (“Shares”) of the Acquiring Fund, which Shares of the Acquiring Fund will thereafter be distributed by the Acquired Fund to its shareholders in complete liquidation and complete cancellation of its shares, with each shareholder being entitled to receive that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder bears to the total net asset value of the shares of the Acquired Fund outstanding as of the close of business on the Valuation Date;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. The parties hereto hereby adopt this Agreement, pursuant to section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) as follows: the reorganization will be comprised of the acquisition by the Acquiring Fund of all of the properties and assets of the Acquired Fund, solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of the Acquired Fund, existing on the Closing Date, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, and the liquidation of the Acquired Fund, all upon, and subject to, the terms of the Agreement hereinafter set forth.

The share transfer books of the Acquired Fund will be permanently closed on the Valuation Date and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the “Act”) received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that date shall be treated as requests for the redemption of the Shares of the Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 herein.

2. On the Closing Date (as hereinafter defined), all of the assets of the Acquired Fund, existing on the Closing Date, shall be assigned, conveyed, transferred and delivered to, and all of the liabilities of the Acquired Fund, existing on the Closing Date, shall be assumed by, the Acquiring Fund, and the number of full and fractional Shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets of the Acquired Fund will be transferred and delivered to the Acquired Fund.

3. The net asset value of Shares of the Acquiring Fund and the value of the net assets of the Acquired Fund to be transferred to the Acquiring Fund shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Shares and the shares of the Acquired Fund shall be done in the manner used by the Acquiring Fund and the Acquired Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by the Acquiring Fund in such computation shall be applied to the valuation of the assets of the Acquired Fund to be transferred to the Acquiring Fund. Each of the Acquired Fund and the Acquiring Fund hereby agrees to cooperate with the other party in valuing the net assets of the Acquired Fund and agrees to take reasonable steps to ensure that the valuation procedures used by the Acquired Fund and the Acquiring Fund as of the Valuation Time are substantially identical with respect to the securities owned by the Acquired Fund.

The Acquired Fund shall be entitled to declare and pay, on or prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, is intended to distribute to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income as defined in Section 852(b) of the Code (computed without regard to any deduction for dividends paid), all of its net tax-exempt income (if any) and all of its net capital gain (if any), in each case for taxable years ending on or prior to the Closing Date and for the period from the closing of its last taxable year to the Closing Date.

4. The closing shall be at the office of Tocqueville Asset Management L.P., 40 West 57th Street, New York, New York, at 8:30 a.m., Eastern Time on September 28, 2009, or at such other time, date or place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either the Acquiring Fund or the Acquired Fund has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date and the Valuation Date shall be postponed until the first business day after the date when neither party has such suspension or postponement in effect; provided, however, that if such suspension by a fund shall continue for a period of 60 days beyond the original Valuation Date, then the other fund party to this Agreement shall be permitted to terminate this Agreement without liability to any party to this Agreement for such termination.

5. As soon as practicable after the Closing Date, the Acquired Fund shall distribute to each of its shareholders, as of the close of business on the Valuation Date, that proportion of the Shares which the net asset value of the shares of the Acquired Fund held by such shareholder bears to the total net asset value of the shares of the Acquired Fund outstanding as of the Valuation Date. All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. For the purpose of the distribution by the Acquired Fund of such Shares to its shareholders, the Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Shares of the Acquiring Fund, on the books of the Acquiring Fund, to each shareholder of the Acquired Fund, in accordance with a list (the “Shareholder List”) of its shareholders received from the Acquired Fund; and (b) confirm an appropriate number of Shares has been delivered to each shareholder of the Acquired Fund. No certificates for Shares of the Acquiring Fund will be issued in connection with the reorganization contemplated hereby. Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Shares as provided herein.

2

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of record of the Acquired Fund, indicating his or her share balance. The Acquired Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.

6. [Intentionally omitted.]

7. Subsequent to the date of approval by shareholders of the Acquired Fund of the transactions contemplated by this Agreement and prior to the Closing Date, to the extent necessary, the parties hereby agree to coordinate their respective portfolios so that, after the closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination, as provided in Section 8, the Acquired Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Acquired Fund and the respective adjusted federal income tax basis thereof, including any additional information requested by the Acquiring Fund a reasonable time before the Closing Date that is material to the characterization of such securities or distributions thereon in the hands of the Acquiring Fund.

8. Portfolio securities or written evidence reasonably acceptable to the Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Acquired Fund pursuant to Rule 17f-4 under the Act shall be presented by the Acquired Fund to the Acquiring Fund or, at its request, to its custodian, for examination no later than five business days preceding the Closing Date, it being understood that such holdings may change prior to the Valuation Date. The Acquiring Fund hereby agrees to keep any such information provided prior to the Closing Date confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential. All of the Acquired Fund’s assets, including its portfolio securities, as of the Valuation Date shall be delivered, or transferred by appropriate transfer or assignment documents, by the Acquired Fund on the Closing Date to the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of the Acquiring Fund. The number of full and fractional Shares of the Acquiring Fund being delivered against the securities, assets and cash of the Acquired Fund, registered in the name of the Acquired Fund, shall be delivered to the Acquired Fund on the Closing Date. Such Shares shall thereupon be assigned by the Acquired Fund to its shareholders so that the Shares of the Acquiring Fund may be distributed as provided in Section 5 herein.

If, at the Closing Date, the Acquired Fund is unable to make delivery under this Section 8 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Acquired Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Acquired Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Acquired Fund will deliver to the Acquiring Fund by or on the Closing Date executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be requested by the Acquiring Fund.

3

9. The Acquired Fund will use its reasonable best efforts to discharge all known liabilities, to the extent practicable, other than those incurred in the ordinary course of business, prior to the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, existing on the Closing Date.

10. As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of Natixis Funds Trust II, as amended, and applicable law, and its legal existence terminated.

11. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquired Fund shall have authorized the execution of this Agreement and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein, and the Acquired Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect; such shareholder approval shall have been by the vote of a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the Act, of the Acquired Fund at a meeting for which proxies have been solicited by the combined proxy statement and prospectus, as amended, which shall include any prospectus and/or report to shareholders of the Acquiring Fund that is included with the materials mailed to shareholders of the Acquired Fund (the “Combined Proxy Statement/Prospectus”).

B. The Acquiring Fund shall have received an opinion from Ropes & Gray LLP, dated the Closing Date, to the effect that (i) the Acquired Fund is a duly constituted series of a validly existing Massachusetts business trust under the laws of Massachusetts with full trust powers to carry on its business, as such business is, to such counsel’s knowledge, being conducted and to enter into and perform this Agreement; (ii) assuming that the Registration Statement (as hereinafter defined) and the Combined Proxy Statement/Prospectus comply with the Securities Act of 1933, the Securities Exchange Act of 1934 and the Act and assuming due authorization, execution and delivery of this Agreement by the Tocqueville Trust on behalf of the Acquiring Fund, all action by Natixis Funds Trust II necessary to make this Agreement, according to its terms, valid, binding and enforceable against the Acquired Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by Natixis Funds Trust II; and (iii) Natixis Funds Trust II is registered with the Securities and Exchange Commission (the “Commission”) as an investment company under the Act and, to the knowledge of such counsel, the Commission has not issued to the Acquired Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration.

C. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

D. The representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of Natixis

4

Funds Trust II and the Acquired Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquiring Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of Natixis Funds Trust II, on behalf of the Acquired Fund, to this effect dated the Closing Date.

E. On the Closing Date, the Acquired Fund shall have provided to the Acquiring Fund the amount of the capital loss carry-over, net operating loss, and net unrealized appreciation or depreciation, if any, with respect to the Acquired Fund as of the Closing Date.

F. A registration statement filed by the Acquiring Fund under the Securities Act of 1933 on Form N-14 and containing the Combined Proxy Statement/Prospectus shall have become effective under that Act (the “Registration Statement”).

G. That all actions taken by Natixis Funds Trust II on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Paul, Hastings, Janofsky & Walker LLP.

H. The Acquiring Fund shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 12.G. of this Agreement.

12. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of the Acquiring Fund shall have authorized the execution of this Agreement, and the Acquiring Fund shall have furnished to the Acquired Fund copies of resolutions to that effect, and the shareholders of the Acquired Fund shall have approved the transactions contemplated herein by the requisite vote of such shareholders.

B. The Acquired Fund shall have received an opinion from Paul, Hastings, Janofsky & Walker LLP, dated the Closing Date, to the effect that (i) the Acquiring Fund is a duly constituted series of a validly existing Massachusetts business trust under the laws of Massachusetts with full trust powers to carry on its business, as such business is, to such counsel’s knowledge, being conducted and to enter into and perform this Agreement; (ii) the Registration Statement and all post-effective amendments filed with the Commission on or before the Closing Date, if any, has become effective under the Securities Act of 1933, and to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission; (iii) assuming that the Registration Statement and the Combined Proxy Statement/Prospectus comply with the Securities Act of 1933, the Securities Exchange Act of 1934 and the Act and assuming due authorization, execution and delivery of this Agreement by Natixis Funds Trust II on behalf of the Acquired Fund, all action by Tocqueville Trust necessary to make this Agreement, according to its terms, valid, binding and enforceable against the Acquiring Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by the Acquiring Fund; (iv) the Shares to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable; and (v) the Tocqueville Trust is registered with the Commission as an investment company under the Act and, to the knowledge of such counsel, the Commission has not issued to the Acquiring Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration. Such counsel shall be entitled to rely on the opinion of special Massachusetts counsel with respect to matters of Massachusetts business trust law in rendering their opinion.

5

C. That the Tocqueville Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Closing Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the known and unknown liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether choate or inchoate, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of the Acquired Fund existing as of the Closing Date.

D. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

E. That all actions taken by the Tocqueville Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

F. The representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects at and as of the Closing Date and each of the Tocqueville Trust and Acquiring Fund shall have complied with all of the terms of the Agreement and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date, and the Acquired Fund shall have been furnished with a certificate of the President, Secretary or Treasurer of the Tocqueville Trust, on behalf of Acquiring Fund, to this effect dated the Closing Date.

G. The Acquired Fund shall have received an opinion satisfactory in form and substance to the Acquired Fund from Paul, Hastings, Janofsky & Walker LLP, which shall be entitled to rely in rendering such opinion on the representations of the Acquired Fund herein and such other customary representations as it deems necessary for purposes of such opinion, to the effect that, for federal income tax purposes:

(a) The Acquired Fund’s transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of Shares of the Acquiring Fund to the Acquired Fund’s shareholders as part of the liquidation of the Acquired Fund will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund for the Shares of the Acquiring Fund (Section 354(a) of the Code and, as applicable, Sections 1036 and 368(a)(1)(E) of the Code);

(c) The Acquired Fund will not recognize gain or loss (i) upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or (ii) upon the distribution of the Shares of the Acquiring Fund to the shareholders of the Acquired Fund (Sections 361 and 357(a) of the Code);

(d) The Acquiring Fund will not recognize gain or loss upon its receipt of all of the Acquired Fund’s assets and liabilities, if any, solely in exchange for Shares of the Acquiring Fund (Section 1032(a) of the Code);

6

(e) The tax basis of the Shares of the Acquiring Fund received by each of the shareholders of the Acquired Fund will be the same as the shareholder’s tax basis in the shares of the Acquired Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

(f) The holding period of the Shares of the Acquiring Fund received in exchange for Acquired Fund shares by each of the shareholders of the Acquired Fund will include the period that the shareholder of the Acquired Fund held the Acquired Fund shares surrendered in exchange therefor, provided that such Acquired Fund shares are held by the shareholder as capital assets on the date of the exchange (Section 1223(1) of the Code);

(g) The tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the transaction (Section 362(b) of the Code);

(h) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (Section 1223(2) of the Code); and

(i) The taxable year of the Acquired Fund will not end as a result of the transaction contemplated by this Agreement (Treasury Regulations Section 1.381(b)-1(a)(2)).

H. The Registration Statement shall have become effective under the Securities Act of 1933.

13. The Acquired Fund hereby represents, warrants, covenants and agrees that:

(a) The Board of Trustees of the Acquired Fund has authorized the execution of this Agreement.

(b) The financial statements of the Acquired Fund as of December 31, 2008, heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, changes in net assets and liabilities of the Acquired Fund as of that date, in conformity with accounting principles generally accepted in the United States of America; and to its knowledge, that from December 31, 2008, through the date hereof, there have not been, and through the Closing Date it is not anticipated that there will be, any material adverse change in the business or financial condition of the Acquired Fund, it being agreed that a decrease in the size of the Acquired Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

(c) The prospectus and statement of additional information contained in the Acquired Fund’s registration statement under the Act and the Securities Act of 1933, dated May 1, 2009, as amended and supplemented (collectively, the “Acquired Fund Prospectus”), conforms in all material respects to the requirements of the Act and the Securities Act of 1933 and does not contain with respect to Natixis Funds Trust II or the Acquired Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Acquired Fund’s registration statement, as amended, as of the date of the filing of the last post-effective amendment, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7

(d) It is not aware of any material undisclosed or contingent liability of the Acquired Fund (other than liabilities arising in the ordinary course of business) that is not reflected in the Acquired Fund’s financial statements for the period ended December 31, 2008 and it is not aware of any material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, not reflected in the Acquired Fund Prospectus. Prior to the Valuation Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2008 whether or not incurred in the ordinary course of business.

(e) There are no material contracts outstanding to which the Acquired Fund is a party other than those disclosed in the Acquired Fund Prospectus or the Combined Proxy Statement/Prospectus, or that have otherwise been disclosed to the Acquiring Fund, which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Valuation Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

(f) Natixis Funds Trust II satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(g) The Acquired Fund is a validly existing series of Natixis Funds Trust II, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Natixis Funds Trust II is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Natixis Funds Trust II or the Acquired Fund. Each of Natixis Funds Trust II and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(h) All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the officers of Natixis Funds Trust II, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Acquired Fund ended December 31, 2008, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

(i) For each taxable year of its operations, the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a regulated investment company under Subchapter M of the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code and (iii) has been, and will be as of the Closing Date treated as a separate corporation for federal income tax purposes. The Acquired Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.

8

(j) The Acquired Fund will transfer to the Acquiring Fund assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Acquired Fund immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Acquired Fund to qualify for taxation as a regulated investment company and avoid a fund-level tax, including the distribution referred to in the last sentence of Section 3 of this Agreement) made by the Acquired Fund immediately prior to the transfer and which are part of the Acquired Fund’s plan of reorganization will be considered as assets held by the Acquired Fund immediately prior to the transfer.

(k) To the knowledge of the Acquired Fund, there is no plan or intention by the shareholders of the Acquired Fund who own five percent or more of the Fund’s shares, and, to the knowledge of the Acquired Fund, there is no plan or intention on the part of the remaining shareholders of the Acquired Fund to sell, exchange, or otherwise dispose of a number of Shares of the Acquiring Fund received in the transaction that would reduce the Acquired Fund’s shareholders’ ownership of Shares of the Acquiring Fund to a number of Shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Acquired Fund as of the Closing Date. There are no dissenters’ rights in the transaction, and no cash will be exchanged for stock of the Acquired Fund in lieu of fractional Shares of the Acquiring Fund.

(l) The Acquired Fund will distribute the Shares of the Acquiring Fund, and its other properties, in pursuance of this Agreement.

(m) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the transferred assets are subject.

14. The Acquiring Fund hereby represents, warrants, covenants and agrees that:

(a) The Board of Trustees of the Acquiring Fund has authorized the execution of this Agreement and the transactions contemplated hereby, and has furnished to the Acquired Fund copies of resolutions to that effect.

(b) The Acquiring Fund is a validly existing series of shares of the Tocqueville Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own properties and assets and to carry out its obligations under this Agreement. The Tocqueville Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Tocqueville Trust or the Acquiring Fund. Each of the Tocqueville Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(c) The prospectus and statement of additional information of the Acquiring Fund, which will be included in The Tocqueville Trust’s registration statement under the Act and the Securities Act of 1933, each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), (i) will conform in all material respects to the applicable requirements of the Act and the Securities Act of 1933, and (ii) did not as of its date of effectiveness and will not contain, with respect to the Tocqueville Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

9

(d) It is not aware of any material legal, administrative or other proceedings or investigations pending or, to the knowledge of the Acquiring Fund, threatened against the Tocqueville Trust or the Acquiring Fund, not reflected in the Combined Proxy Statement/Prospectus, other than the issues raised in the Commission’s letter to the Tocqueville Trust and TAM dated January 29, 2009.

(e) The Registration Statement, as of its effective date and as of the date hereof, conformed in all material respects to the requirements of the Act and the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Combined Proxy Statement/Prospectus, as of its date, as of the date hereof and as of the date of the Acquired Fund shareholder meeting contemplated herein, conforms and will conform in all material respects with the requirements of the Act and the Securities Act of 1933 and does not and will not contain with respect to The Tocqueville Trust or the Acquiring Fund any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) The Tocqueville Trust satisfies the fund governance standards defined in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the Act.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party other than those disclosed in the Registration Statement or the Combined Proxy Statement/Prospectus, that have otherwise not been disclosed to the Acquired Fund or those entered into in the ordinary conduct of its business and there are no outstanding options or rights to acquire its Shares.

(h) The Shares of the Acquiring Fund which the Acquiring Fund issues to the Acquired Fund pursuant to this Agreement will be duly authorized, legally and validly issued, fully-paid and non-assessable, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof; will conform to the description thereof contained in the Acquiring Fund’s Prospectus, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect.

(i) The Shares of the Acquiring Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code.

(j) The Acquiring Fund was formed solely for the purpose of effecting the transaction contemplated by this Agreement, has not commenced operations or engaged in any business and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). The Acquiring Fund does not have any shareholders, and immediately following the Closing Date the former shareholders of the Acquired Fund will own all of the Acquiring Fund’s outstanding stock. The Acquiring Fund will issue nominal Shares to TAM for purposes of certain organizational matters only, but such Shares will be redeemed prior to the Valuation Date.

10

(k) The Acquiring Fund has not yet been required to file its first federal income tax return. Following the completion of its first taxable year, the Acquiring Fund will file its federal income tax return and elect to be treated as a regulated investment company. Until such time, the Acquiring Fund will take all steps necessary to ensure that it qualifies as a corporation for federal tax purposes as of the Closing Date, and for taxation as a regulated investment company under Sections 851 and 852 of the Code.

(l) Following the Closing Date, the Acquiring Fund shall consistently report the transaction as a reorganization under Section 368(a)(1)(F) of the Code, and the Acquiring Fund shall for its taxable year that includes the Closing Date satisfy the requirements necessary to qualify as a regulated investment company that is eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund shall not take any action, or cause any action to be taken or fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for such taxable year.

(m) The Acquiring Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by the Acquired Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it, except in the ordinary course of business.

(n) After consummation of the transactions contemplated by the Agreement, the Acquiring Fund will continue to operate the business formerly conducted by the Acquired Fund in a substantially unchanged manner.

(o) Following the transaction, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund’s historic business assets in a business.

(p) The Acquiring Fund does not own, directly or indirectly, any Shares of the Acquired Fund.

15. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not, as of its date, contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each of the Acquiring Fund and the Acquired Fund also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Acquiring Fund hereby represents to and covenants with the Acquired Fund that, if the reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Acquired Fund who received any of the Shares as a result of the reorganization as having made the minimum initial purchase of Shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in Shares, regardless of the value of the Shares of the Acquiring Fund received. Each party hereby further represents and warrants that:

(a) The aggregate fair market value of the Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will be equal to the aggregate fair market value of the shares of the Acquired Fund surrendered in the exchange;

11

(b) [Reserved]; and

(c) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

16. The Acquiring Fund agrees that it will prepare and file the Registration Statement, which shall contain the Combined Proxy Statement/Prospectus as contemplated by Rule 145 under the Securities Act of 1933. Each party agrees that it will use its best efforts to have the Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

17. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if: (a) the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party not disclosed on the date hereof, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date) or (b) a determination by the party’s Board, as appropriate, that the consummation of the transactions contemplated herein is no longer in the best interest of the party, and to give prompt notice to the other party hereto.

18. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

19. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such fund for the enforcement of any claims against such fund, as neither the trustees, officers, agents nor shareholders of the funds or other series of the Tocqueville Trust or Natixis Funds Trust II, as the case may be, assume any liability for obligations entered into on behalf of any of the Acquiring Fund or the Acquired Fund.

20. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Tocqueville Trust and the Trustees and officers of the Tocqueville Trust (for purposes of this Section, the “Tocqueville Trust Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Tocqueville Trust Indemnified Parties in connection with, arising

12

out of or resulting from any claim, action, suit or proceeding in which any one or more of the Tocqueville Trust Indemnified Parties may be involved or with which any one or more of the Tocqueville Trust Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Acquired Fund Prospectus, or, to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund, contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Natixis Funds Trust II or the Acquired Fund required to be stated therein or necessary to make the statements relating to Natixis Funds Trust II or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Tocqueville Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Natixis Funds Trust II or the Acquired Fund. The Tocqueville Trust Indemnified Parties will notify Natixis Funds Trust II and the Acquired Fund in writing within ten days after the receipt by any one or more of the Tocqueville Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Tocqueville Trust Indemnified Party as to any matters covered by this Section. The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Tocqueville Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Tocqueville Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section to indemnify and hold harmless the Tocqueville Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Tocqueville Trust Indemnified Parties’ first paying the same. Notwithstanding the foregoing, the Acquired Fund shall have no obligation to indemnify or hold harmless the Tocqueville Trust Indemnified Parties with respect to a breach of the representation set forth in Section 13(k) if (i) such breach arises from events occurring or knowledge acquired by the Acquired Fund after the date of this Agreement and (ii) the Acquired Fund informs the Acquiring Fund of the breach prior to the closing (whether or not the closing occurs).

21. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, Natixis Funds Trust II and the Trustees and officers of Natixis Funds Trust II (for purposes of this Section, the “Natixis Funds Trust II Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of Natixis Funds Trust II Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Natixis Funds Trust II Indemnified Parties may be involved or with which any one or more of the Natixis Funds Trust II Indemnified Parties may be threatened by reason of any breach of any representation, warranty or covenant of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund) contained in the Registration Statement or the Combined Proxy Statement/Prospectus or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the Natixis Funds Trust II Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Natixis Funds Trust II or the Acquiring Fund. The Natixis Funds Trust II Indemnified

13

Parties will notify Natixis Funds Trust II and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Natixis Funds Trust II Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Natixis Funds Trust II Indemnified Party as to any matters covered by this Section. The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Natixis Funds Trust II Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Natixis Funds Trust II Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section to indemnify and hold harmless the Natixis Funds Trust II Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Natixis Funds Trust II Indemnified Parties’ first paying the same.

22. A copy of the Agreement and Declaration of Trust of the Tocqueville Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Tocqueville Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Tocqueville Trust individually but are binding only upon the assets and property of the Acquiring Fund.

23. A copy of the Agreement and Declaration of Trust of Natixis Funds Trust II is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Natixis Funds Trust II on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Natixis Funds Trust II individually but are binding only upon the assets and property of the Acquired Fund.

24. All prior or contemporaneous agreements and representations (written or oral) are merged into this Agreement, which constitutes the entire contract between the parties hereto and may not be changed or terminated orally.

25. This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Fund, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

26. At any time prior to the Closing Date, the parties may waive compliance with any of the provisions made for its benefit contained herein by executing a written acknowledgement of such waiver.

27. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

14

28. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To the Acquired Fund:

Delafield Select Fund

Attention: Coleen Downs Dineen

c/o Natixis Advisors

399 Boylston Street

Boston, Massachusetts 02116

[                    ] (fax)

With a copy to: Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(646) 728-1578 (fax)

To the Acquiring Fund or TAM:

The Tocqueville Trust

or

Tocqueville Asset Management L.P.

Attention: Thomas O. Pandick

40 West 57th Street, 19th Floor

New York, New York 10019

[                    ] (fax)

With a copy to: Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

(212) 319-4090 (fax)

29. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

15

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

NATIXIS FUNDS TRUST II
on behalf of Delafield Select Fund

By:	/s/
Name:	[ ]
Title:	[ ]

THE TOCQUEVILLE TRUST
on behalf of The Select Fund

By:	/s/
Name:	[ ]
Title:	[ ]

TOCQUEVILLE ASSET MANAGEMENT L.P. (solely with respect to Section 15(b) hereof)

By:	/s/
Name:	[ ]
Title:	[ ]

REICH & TANG ASSET MANAGEMENT, LLC
(solely with respect to Section 15(b) hereof)

By:	/s/
Name:	[ ]
Title:	[ ]

16

APPENDIX B

Additional Shareholder Account Information for the Acquiring Fund

Investment Minimums

Minimum Initial Investment

Regular (non-retirement)	$1,000*
Retirement Account	$250

* The $1,000 minimum investment may be allocated among the funds in The Tocqueville Trust provided that you invest at least $250 in each fund you wish to invest in.
Minimum Subsequent Investment	$100

The Acquiring Fund may reduce or waive the minimum investment requirements in some cases.

Distribution Plans

The Acquiring Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, the Acquiring Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Acquiring Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tocqueville Securities L.P. (the “Distributor”) or an affiliate may, from time to time, at its expense and out of its own resources, (a source of which may be the 12b-1 fees paid by the Acquiring Fund under the Plan), make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the funds and/or to promote retention of their customers’ assets in the Acquiring Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Acquiring Fund’s shares or the amount the Acquiring Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Acquiring Fund or their shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Acquiring Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate. Additional information regarding these payments can be found in the Acquiring Fund’s Statement of Additional Information.

How to Purchase Shares of the Acquiring Fund

You may purchase shares of the Acquiring Fund through:

•	The Fund’s distributor, Tocqueville Securities L.P.

•	Authorized securities dealers

•	The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC

Methods of Payment:

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Acquiring Fund will not accept payment in cash or money orders. The Acquiring Fund also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Acquiring Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Acquiring Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. The Acquiring Fund may refuse to accept certain other forms of payment at its discretion. Note that there is a $25 fee for any returned checks. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to The Tocqueville Trust—[name of fund]

•	Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

•	The Tocqueville Trust—[name of Fund]

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail or Express:

•	The Tocqueville Trust—[name of Fund]

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Mutual Fund Services, 3rd Floor

Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Acquiring Fund.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Acquiring Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. Call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A.	Credit: U.S. Bancorp Fund
777 E. Wisconsin Ave.	Services, LLC
Milwaukee, WI 53202	Account #: 112952137
ABA # 075-000022

Further credit: The Tocqueville Trust— [name of fund] Shareholder name and account number:

2

By Internet: Log onto www.tocquevillefunds.com, print and complete the application and send it along with a check payable to The Tocqueville Trust—[name of fund]. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.tocquevillefunds.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (ACH) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you have elected to purchase additional shares via telephone. You may purchase additional shares by calling 1-800-697-3863. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Acquiring Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Acquiring Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

The funds reserve the right to refuse any purchase or exchange order. In addition, the Acquiring Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Acquiring Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Acquiring Fund or its agents that there is a dispute between the registered or beneficial account owners.

3

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

•

if share certificates have been issued, you must endorse the certificates and include them with the redemption request. All signatures on the redemption request and endorsed certificates must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH.

In accordance with The Tocqueville Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), the Acquiring Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the redemption (including a redemption resulting from an exchange) is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Acquiring Fund as an investment vehicle, (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through fee based programs (wrap accounts), (iii) the shares were purchased through the reinvestment of dividends or other distributions, (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Acquiring Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan, (vi) the shares redeemed were purchased as part of an Automatic Investment Plan and (vii) a redemption is initiated by the Acquiring Fund. In addition, The Tocqueville Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Acquiring Fund from the effects of redemptions by investors who use the Acquiring Fund as a short-term trading vehicle.

The Trust will use the first-in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining “120 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on March 31, 2009, for example, will be subject to the fee if they are redeemed on or prior to July 29, 2009. If they are redeemed on or after July 30, 2009, the shares will not be subject to the redemption fee.

4

Shareholders who have a Retirement Account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at 1-800-697-3863.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the fund name;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address request was received by the transfer agent within the last 15 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Acquiring Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Some of the places where a signature guarantee may be obtained include domestic banks, broker-dealers or credit unions. A notarized signature is not acceptable.

By Telephone: You may redeem your shares of the Acquiring Fund in any amount up to $50,000 by telephone if you authorized telephone redemption on your account application, or if you provided a written request for telephone redemption. A signature guarantee may be required to add this service. To redeem by telephone, call the transfer agent at 1-800-697¬3863 and provide your name and account number, amount of redemption and name of the fund. Once a telephone transaction has been placed, it cannot be canceled or modified. For your protection against fraudulent telephone transactions, the Acquiring Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Acquiring Fund will not be liable for any loss or cost to

5

you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $50,000 must be made in writing (see “By mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Acquiring Fund’s website at www.tocquevillefunds.com. You must redeem a least $100 for each Internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing (see “By mail” above). A signature guarantee is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the funds directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Acquiring Fund directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Acquiring Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Proxy Statement/Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Acquiring Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Acquiring Fund (toll free) at (800) 697-3863.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Acquiring Fund’s transfer agent after the close of regular trading on the NYSE on a fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Acquiring Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

The Tocqueville Trust discourages short-term or excessive trading (“frequent trading”) of its funds’ shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

6

In addition, to the extent a fund invests in foreign securities traded primarily on markets that close prior to the time the fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of a fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, The Tocqueville Trust has procedures designed to adjust closing market prices of foreign securities before a fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the fund believes are the fair values of these foreign securities at the time the fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. A fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the funds, there is no guarantee that the funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of a fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the funds may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a fund, the identity of the particular shareholders that make up the omnibus account is often not known to the fund.

A fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the funds’ frequent trading policies and procedures to the underlying shareholders investing in the funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent

7

frequent trading in omnibus accounts, the funds will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Acquiring Fund,” the funds reserve the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the funds to represent frequent trading activity. The Tocqueville Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your fund through the Systematic Withdrawal Plan (Plan). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. This Program may be terminated at any time by the fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing at least five days prior to the effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Exchange Privilege. Subject to certain conditions, you may exchange shares of a fund for shares of another fund of The Tocqueville Trust at that fund’s then current net asset value. An exchange may be made only in states where shares of the funds are qualified for sale. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through the exchange. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.

You may also exchange shares of any or all of an investment in the funds for shares of the First American Prime Obligation Fund (a “Money Market Fund”), the First American Government Obligations Fund (a “Money Market Fund”), or the First American Intermediate Bond Fund (a “Bond Fund”) (collectively, the “First American Funds”). This Exchange Privilege is a convenient way for you to buy shares in a Money Market Fund or Bond Fund in order to respond to changes in your investment goals or market conditions. Before exchanging into First American Money Market or Bond Funds, you should read the First American Funds’ Prospectus and confirm that such shares are offered in your state of residence. To obtain a First American Funds Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Funds are managed by U.S. Bancorp Asset Management, an affiliate of U.S. Bancorp Fund Services, LLC. The First American Funds are not affiliated with The Tocqueville Trust.

Because frequent trading can hurt the funds’ performance and shareholders, the funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The transfer agent charges a $5 fee for each telephone exchange, which is currently paid by the Advisor.

8

An exchange of shares in a fund pursuant to the Exchange Privilege is, in effect, a redemption of shares in the fund followed by the purchase of shares of the investment company into which the exchange is made and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes. In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 120 days or less. For a complete description of when the redemption fee is applicable to redemptions of fund shares (including redemptions resulting from an exchange made pursuant to the Exchange Privilege), please read the section entitled “How to Redeem Shares.” Furthermore, each time you make an exchange under the Exchange Privilege, you are effectively redeeming your shares in that fund. Each exchange, and additional exchanges, are thus potentially subject to the redemption fee provisions as described above.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Prime Obligation Fund. The redemption checks (“Checks”) will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.

Additional Exchange and Redemption Information

Small Accounts. The Acquiring Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check. U.S. Bancorp Fund Services, LLC, the Acquiring Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned. The shareholder will also be responsible for any losses suffered by the Acquiring Fund as a result This delay can be avoided by purchasing shares by wire.

Exchange Limit. In order to limit expenses, or pursuant to the funds’ frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.

Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity. In accordance with applicable customer identification regulations, the funds reserve the right to redeem the shares of any shareholder and close the shareholder’s account if a fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If a fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

9

Dividends and Capital Gains Distributions. Each fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for each fund are normally declared and paid at least annually. Net capital gains (if any) for each fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the fund reserves the right to reinvest the distribution check in your account, at the fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the transfer agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you own shares of a fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however the distribution will be subject to federal income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our funds as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the funds’ distributions will be sent to shareholders at the end of each year.

Distributions to Shareholders. Distributions to shareholders may consist of ordinary income distributions, capital gain distributions or returns of capital. Dividends received by individuals that consist of designated distributions from the funds’ investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, of which the maximum rate is 15 percent for dividends made with respect to taxable years ending on or before December 31, 2010 if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods are met. Short-term capital gains and foreign currency gains derived from sales of securities by a fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of a fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. You will incur taxable income from distributions even if you have them automatically reinvested. On some occasions a distribution declared in October, November or December but made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year. State and local income taxes also may apply to distributions from the funds.

Gain or Loss on Sale of Shares of a Fund. You will generally recognize a gain or loss when you sell your shares of the fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of

10

their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of a fund at a loss and repurchase shares of the same fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the fund. The current maximum federal income tax rate on long-term capital gains for non-corporate holders is 15 percent. State and local capital gains taxes also may apply.

Foreign Source Income and Withholding Taxes. Some of a fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If a Fund qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities), it may pass-through foreign taxes paid to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

11

STATEMENT OF ADDITIONAL INFORMATION – [August 20,] 2009

THE TOCQUEVILLE TRUST

THE SELECT FUND

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Proxy Statement/Prospectus dated [August 20], 2009, for The Select Fund (the “Fund”), advised by Tocqueville Asset Management L.P. (the “Advisor”), a series of The Tocqueville Trust (the “Trust”). Copies of the Fund’s Proxy Statement/Prospectus are available by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling (800) 697-3863.

The Fund is a newly-created fund. Delafield Select Fund, a series of Natixis Funds Trust II, with substantially identical investment objectives, policies and strategies as the Fund, is expected to be reorganized into the Fund on or about September 28, 2009.

-i-

FUND HISTORY

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986. The Fund is an open-end management investment company and is classified as a non-diversified investment company. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Proxy Statement/Prospectus (the “Prospectus”). Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization and Liquidation providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into The Select Fund, a series of The Tocqueville Trust. The effective date of the reorganization is expected to be on or about September 28, 2009.

The Select Fund, a series of the Trust, will be the successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

Borrowing

The Fund, from time to time, may borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time when the repurchase is to occur.

The Fund will receive as collateral U.S. “government securities,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Advisor”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are designated on the applicable Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the portfolio managers, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio managers which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

Hedging Transactions

The Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”). The Fund can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

To the extent the Fund uses Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Advisor will attempt to create a very closely correlated hedge.

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Hedging Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Advisor’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, the Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices

The Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as the Advisor determines is appropriate in seeking to attain their objective. A call option written by a the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

Purchasing Put and Call Options on Securities and Stock Indices

The Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

The Fund also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

Risk Factors in Options Transactions

In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Advisor’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of an underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts

The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund covers a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Advisor does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Risks Associated With Foreign Investments.”

Illiquid or Restricted Securities

The Fund, may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the

Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Temporary Investments

The Fund does not intend to engage in short-term trading on an ongoing basis. As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Advisor deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives. [High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.]

Investments In Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Advisor, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

U.S. Government Securities

The Select Fund may invest in some or all of the following U.S. government securities:

•

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•

“Fannie Maes”—The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. If a government sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity will be adversely affected.

In September 2008, the U.S. Treasury Department announced that the government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described below under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Investments In Other Investment Companies

The Fund may invest in other investment companies. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. The Advisor has agreed to waive its management fees with respect to the portion of the Fund’s assets invested in shares of any other portfolio of The Tocqueville Trust.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from a REIT will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian or collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the Advisor may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans shipping fees and custodian and placement fees approved by the Boards of Trustees of the Trust or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short Sales

The Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by the Fund on such sales will be recognized at the time the Fund enters into the short sales.

Risks Associated With Foreign Investments

Consistent with its investment objectives and policies, the Fund may invest indirectly in foreign assets through American Depository Receipts (“ADRs”), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Advisor will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

INVESTMENT RESTRICTIONS

The following fundamental policies and investment restrictions have been adopted by the Fund and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

The Fund may not:

(1) Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3) Borrow money, except to the extent permitted under the 1940 Act.

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. With respect to restriction (3), the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

PORTFOLIO TURNOVER

Because the Fund is a newly-created fund that has yet to commence operations, no portfolio turnover information is disclosed.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information.

Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Advisor are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor.

Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust for the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with an investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund is delegated to the Trust’s officers subject to the investment objectives and policies of the Fund and to general supervision by the Trust’s Board of Trustees.

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust’s independent registered public accounting firm (the “accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust’s accountants to review the Trust’s financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The members of the Audit Committee are Guy A. Main, Charles W. Caulkins, James W. Gerard, William F. Indoe and William J. Nolan III.

The Board has a Nominating Committee comprised of Guy A. Main, Charles W. Caulkins, James W. Gerard, William F. Indoe and William J. Nolan III to whose discretion the selection and nomination of trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust is committed. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. The Trustees and officers and their principal occupations are noted below. The mailing address for each Trustee and officer is 40 West 57th Street, 19th Floor, New York, NY 10019.

The Trust’s Committees have not met with respect to the Fund, as the Fund has not yet commenced operations.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles W. Caulkins (52)	Trustee	Indefinite Term, Since 2003	Director of Marketing, L.R. Global Partners from 2008–present; Founder and President, Arbor Marketing, Inc. from October 1994 to 2007.	4	None.

James W. Gerard (48)	Trustee	Indefinite Term, Since 2001	Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to present; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	4	Director, American Overseas Memorial Day Association, 1998 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present.

William F. Indoe (66)	Trustee	Indefinite Term, Since December 2006	Partner, Sullivan & Cromwell LLP (attorneys-at-law).	4	Director, Rho Capital Partners, Inc.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Guy A. Main (72)	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001. Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	4	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

William J. Nolan III (61)	Trustee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	4	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2007).

INTERESTED TRUSTEES[2] AND OFFICERS

François D. Sicart (65)	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	4	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present.

Robert Kleinschmidt (60)	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	4	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Steve Tyrrell (37)	Secretary and Treasurer	Indefinite Term, Since 2006	Director of Operations, Tocqueville Asset Management L.P. from 2004 to present; Assistant Director of Operations, 2002-2004; Assistant Operations Manager, Lepercq, de Neuflize & Co., Inc. 1998-2002.	N/A	N/A

Elizabeth Bosco (61)	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer from January 2009 to present, Tocqueville Securities L.P.; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.	N/A	N/A

Thomas Pandick (62)	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present) Tocqueville Asset Management L.P.; General Counsel (January-October 2004) Tocqueville Asset Management L.P.	N/A	N/A

[1]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

[2]	“Interested person” of the Trust as defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Advisor.

The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2008*:

Name of Trustee	Dollar Range of Equity Securities in The Select Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
DISINTERESTED TRUSTEES:

Charles W. Caulkins	None	over $100,000

James W. Gerard	None	$50,001–$100,000

William F. Indoe	None	over $100,000

Guy A. Main	None	over $100,000

William J. Nolan III	None	$50,001–$100,000

INTERESTED TRUSTEES:

François D. Sicart	None	over $100,000

Robert Kleinschmidt	None	Over $100,000

*	As the Fund has not yet commenced operations, no Trustees owned shares of the Fund as of December 31, 2008

The Trust does not pay remuneration to any officer of the Trust, except for the Chief Compliance Officer. Each disinterested Trustee is paid $4,500 per Board meeting that they attend in person and $2,250 per Board meeting that they attend telephonically. Each disinterested Trustee is paid $1,500 per Audit Committee meeting that they attend in person and $750 per Audit Committee meeting that they attend telephonically, and the Audit Committee Chairman and the Trustee serving on the Trust’s Valuation Committee will be paid an additional $1,000 per quarter.

As the Fund was not part of the Trust prior to the date of this SAI, neither the Trustees nor the Chief Compliance Officer received compensation from the Fund.

Code of Ethics

The Trust and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes.

Proxy Voting Policies

The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board’s oversight. The Advisor’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. The Trust’s voting records relating to portfolio securities for the 12 month period ended June 30, 2008, may be obtained upon request and without charge by calling 1-800-355-7307 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Because the Fund is a newly formed fund that has yet to commence investment operations as of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund and the Trustees and officers as a group did not own any shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to the Fund under an investment advisory agreement (the “Agreement”). The Agreement provides that the Advisor identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Advisor has the responsibility of monitoring and reviewing the Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Advisor’s responsibility to cause the purchase and sale of securities in the Fund’s portfolio, subject at all times to the policies set forth by the Trust’s Board of Trustees. In addition, the Advisor also provides certain administrative and managerial services to the Fund. The Advisor is an affiliate of Tocqueville Securities L.P., the Fund’s distributor.

Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Advisor and the Fund’s distributor) including the costs incurred in connection with the maintenance of its registration under the 1933 Act, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent registered public accounting firm, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of the majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares.

The Board will be asked to approve the Agreement for The Select Fund for an initial two-year period on September     , 2009. After the initial two-year period, the Agreement may be continued in force from year to year, provided that such Agreement is approved by a majority vote of the Trust’s outstanding voting securities or by the Board of Trustees, and by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, by votes cast in person at a meeting specifically called for such purpose.

A discussion regarding the basis of the Board of Trustees’ initial approval of the Agreement for the Fund will be available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009.

Advisory Fees

For the performance of its services under the Agreement, the Advisor will receive a fee from the Fund, calculated daily and payable monthly, at an annual rate of 0.80% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund’s shares.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of             , 2009.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Dennis Delafield

Vincent Sellecchia

Donald Wang

Compensation. As of September 28, 2009, each Portfolio Manager will receive compensation in connection with his management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) incentive fee (with respect to Mr. Wang) and (3) a discretionary annual bonus.

Base Salary. Each Portfolio Manager receives an annual base salary. The base salary is comprised of a variable portion that is calculated and paid on a monthly basis. It is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, with such amount derived from the value of the portfolio assets of accounts, for which the Portfolio Manager is the primary portfolio manager, including the Fund. All Portfolio Managers are eligible for the variable portion.

Incentive Fee. For some accounts managed by Mr. Wang, a portion of the fees paid to the Advisor may be linked to performance, For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. Mr. Wang is then paid a percentage of all these incentive fees and the Advisor retains the balance. The Fund is not among the accounts included in the incentive fee arrangement and, consequently, the Fund’s performance does not impact Mr. Wang’s receipt of an incentive fee.

Bonus. Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Potential Conflicts of Interest. As reflected above, the Portfolio Managers may manage other accounts in addition to the Fund. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each Portfolio Manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, including the Fund, the Portfolio Managers may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, for Mr.

Wang, his compensation includes an incentive fee for certain accounts he manages whereas he does not receive an incentive fee in connection with his management of the Fund. Compensation depends on the performance of these other accounts. As a result, since the incentive fee is directly tied to the performance of these other accounts, Mr. Wang may have an incentive to favor these accounts to the disadvantage of the Fund.

In addition, as described above, the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability. Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities. Because the Fund is a newly formed fund that has yet to commence operations, the portfolio managers do not beneficially own shares of the Fund as of the date of this SAI.

Distribution Agreement

Tocqueville Securities L.P. (the “Distributor”), 40 West 57th, 19th Floor, New York, New York 10019, serves as the Fund’s distributor and principal underwriter pursuant to the amended Distribution Agreement dated September     , 2009. The Distributor is an affiliate of the Advisor. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.

The Board will be asked to approve the Distribution Agreement for the Fund on September     , 2009. The Distribution Agreement will automatically terminate in the event of its assignment.

As further described under “Investment Advisory and Other Services — Distribution and Service Plans,” the Distributor may receive payments pursuant to the Fund’s Rule 12b-1 plans.

Distribution and Service Plans

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of .25% per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratios. The Independent Trustees have concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its respective shareholders.

The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not made any payments pursuant to the Plan as of the date of this SAI.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. The Board will be asked to approve the Plan on September     , 2009. While the Plan remains in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

The Advisor supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Advisor supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Advisor and its affiliates. For these services and facilities, the Advisor receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not paid any fees under the Administrative Services Agreement as of the date of this SAI.

Sub-Administration Agreement

The Advisor has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”), which is located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Advisor under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the combined assets of all Funds in the Trust. The fee payable to the Sub-Administrator by the Advisor is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for all Funds in the Trust of $240,000. Other extraordinary services are billed separately. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Custody Agreement

The Trust, on behalf of the Fund, has entered into an Amended and Restated Custody Agreement with U.S. Bank, N.A., a national banking association (the “Custodian”), which is located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. Under the Amended and Restated Custody Agreement, the Custodian shall open and maintain in its trust department a custody account in the name of the Tocqueville Funds coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all securities, cash and other assets of the Fund which are delivered to it.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund’s use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Advisor believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Advisor for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

This type of investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients’ accounts.

Because the Fund is a newly formed fund that has yet to commence operations, no brokerage commissions have been paid by the Fund as of the date of this SAI.

Allocation of Investments

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Fund. As such, there will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Fund and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

CAPITAL STOCK AND OTHER SECURITIES

Organization And Description Of Shares Of the Trust

The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust’s Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of six series: The Tocqueville Fund; The Tocqueville Small Cap Fund; The Tocqueville International Value Fund; The Tocqueville Gold Fund; The Delafield Fund; and The Select Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to “The Tocqueville Trust,” and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a fund and in the fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each fund and to approve the Fund’s Investment Advisory Agreement and Plan.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Computation Of Net Asset Value

The Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The net asset value is determined by dividing the market value of the Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees.

Purchase And Redemption Of Shares

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “Purchase of Shares” and “Redemption of Shares” respectively.

Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

TAX MATTERS

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such designated distributions will be taxable to shareholders as dividend income under current federal law and will qualify for the 15% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions may not qualify for the 15% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If the Fund qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate of 28%, of dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 15% (5% if an individual shareholder is, and would be after accounting for such gain, eligible for the 10% or 15% tax bracket for ordinary income) if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at its net asset value. It does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 120 days or less. The Distributor does not receive an underwriting commission for the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Advisor, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Trust’s Board of Trustees will consider appropriate modifications to the Trust’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in a Fund’s net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

FINANCIAL STATEMENTS

The Fund is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the Delafield Select Fund, as described in the Proxy Statement/Prospectus dated [August 20], 2009. The financial statements of the Delafield Select Fund are incorporated by reference from its Annual Report to Shareholders for the fiscal year ended December 31, 2008 (file Nos. 002-11101 and 811-00242).

The Select Fund, a newly-created series of the Trust (the “Acquiring Fund”), is acquiring all of the assets and assuming all of the liabilities of the Delafield Select Fund (the “Target Fund”), a series of Natixis Funds Trust II. The newly-created Acquiring Fund has no material assets or liabilities.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, is counsel for the Trust. [            ], has been appointed independent registered public accounting firm for the Trust. [            ], audits the Fund’s Annual Financial Statements and provides other related services.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Tocqueville Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: The Select Fund, or may be made by calling 1-800-697-3863.

Appendix A

TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING PROCEDURES

The Tocqueville View

The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e. share blocking) that restrict the investment powers or cost (i.e. personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and made them readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form P-NX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures

Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

•	independence and accountability of the board of directors;

•	equal treatment of all shareholders;

•	opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,

•	executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts’ reports, educational articles, analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of Risk Metrics Group (“RMG”), the parent company of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the RMG voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by certain institutional clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

•	Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

Receipt & Reconciliation

•

Any materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to RMG.

•	An operations assistant monitors the RMG system for the meeting date, the record date and the voting timeframe.

•

Operations staff provides RMG with Tocqueville Funds and Tocqueville client portfolio database a list of all holdings in all securities on at least a weekly data feed, and ideally, a daily data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held with the total cited on the proxy ballot.

•	Any discrepancy will be resolved with an operations assistant prior to further processing of the ballot.

Issue Review & Vote Recommendation

•

The chief compliance officer monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

•

Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company (ies) involved. In such circumstance, ISS will issue an alert to Tocqueville and the proxy materials will be made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.

•	After review and analysis of the proposals or resolutions to be voted on, RMG votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines.

•

Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

•

In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to RMG. Without such a notation, the proxy shall be voted the same for all clients.

Casting & Confirmation of the Vote

•	The proxy voting ballot(s) is cast via RMG electronic voting system. In addition, a confirmation of this vote is included in the proxy information database at RMG.

•	Any ballots received in hardcopy form are faxed to RMG for voting and reporting, and the originals are retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the RMG database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

•

Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

•

Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

•	Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.

•	Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

•

In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

•

In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

•

Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

•	The proxy materials are written in language other than English and no translation has been provided

•

The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney in order to cast a vote

•	The proxies are subject to share blocking restrictions

•	The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either hardcopy at Tocqueville or accessed in electronic format from RMG.

•	The Proxy Voting Procedures and Policy Guidelines of Tocqueville

•	For every corporate security in the firm portfolio:

i.	the annual report of the company (if provided)

ii.	the proxy statement (if provided) pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

iii.	the Tocqueville client record date holder list

iv.	any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

v.	any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities and,

vi.	the RMG proxy ballot summary as marked by the chief compliance officer, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.

In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

•	For client accounts governed by ERISA, a report is generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and, the vote cast.

•

A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client’s individual file within the Tocqueville record-keeping system.

•

In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

i.	name of the issuer

ii.	exchange ticker

iii.	CUSIP, if easily available

iv.	shareholder meeting date

v.	brief description of the issue being voted on

vi.	whether the matter was proposed by the issuer or a shareholder

vii.	how the fund cast its vote on the matter, and

viii.	whether the vote was cast for or against management’s recommendation

Availability of Records

•	The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.

•	A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.

•	Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.

•

A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.

•

On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual or annual basis provided a written report of the proxy votes that were cast on behalf of the client.

•

A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website; however, it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.

•	As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.

Duration of Retention

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either hardcopy form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of RMG. Annually, operations assistant will extract the hardcopy materials that have been retained at Tocqueville for the prerequisite five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Furthermore, a copy of any voting record for 2004 – 2006 is available from the electronic database of ADP ProxyEdge and for 2007 from RMG upon reasonable notice of request.

TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING POLICY GUIDELINES

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. In light of the complexity, timing, variety and language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that it is the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services as the voting policies for Tocqueville.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Consistent with Sarbanes-Oxley Act of 2002 prohibition of public accounting firms performing auditing work from contemporaneously providing certain non-audit services (financial information systems design; actuarial services; investment advisor or investment banking services), *Does not support the continued appointment of audit firms that for a period of three consecutive years have also engaged in consulting or services unrelated to the audit of the company.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process.

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board are independent directors (as defined below),*Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *As to individual directors, the failure of a director to attend 75%

of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) will result in the withholding of support. *Does not support election of directors or who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of persons nominated for director who seek to serve on six or more boards of directors. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants. *Support will be withheld for the election of the entire board of directors, if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

•

Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.

•	The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

•

Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value; and should not fail or refuse to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the ballots cast during the preceding annual meeting.

The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We are in agreement with Institutional Shareholder Services (ISS) that such practices should prompt the withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:

•	Employment contracts having egregious multi-year guarantees of bonuses or grants

•	“Perks” excessively dominating compensation

•	Bonuses unrelated to performance

•	Performance metric or criteria being changed during the performance period

•	Outrageous pension payouts

•	Excessive severance or new hire packages

•	Options backdating

•	Change-in-control payouts without loss of job or significant reduction of job responsibilities

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:

a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone “underwater” (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by research analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.

Size of the Board *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company’s need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than  2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

TARP Compensation Plans *Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS.

Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees. In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent nominating committee of the board.

Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned as a result of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off subsequent to the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.

Business Continuity *Proposals seeking the adoption of a documented CEO succession planning policy will be reviewed on a case-by-case basis taking into account guidance and evaluation by ISS. However, considering the expectations of the SEC that investment advisers provide for such succession plans in their business continuity programs, the bias will be to *support such proposals barring significant foundation to do otherwise.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Charitable/Political Contributions *Does not support proposals to have shareholders direct how and to whom the corporation should make charitable, philanthropic and political contributions. *Supports reasonable requests for disclosure of such contributions as an element of the board’s accountability to shareholders, provided it does not entail excessive costs.

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular. * Supports proposals requesting submission of “golden coffins” to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other “perks” in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a “golden coffin”.

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. In the event of such an appointment, *Does not support the separation of the principal offices. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board. *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? We believe that a minimum of 5% ownership continuously for a two year period is a reasonable threshold for determining substantial, long-term ownership. However, until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we do not support a piecemeal approach to resolving this important governance issue. Accordingly, *Does not support proposals seeking to have multiple nominees for each director position being elected. *Does not support proposals seeking to authorize holders of 3% or more of outstanding shares for at least two years to nominate up to two directors whose names would appear in the company proxy statement, for election to the Board.

Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees’ prior professional service. *Proposals requesting a company report on its energy efficiency policies are reviewed on a case-by-case basis, considering the company’s: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS determines that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and The company has not been recently involved in relevant significant controversies or violations. *Proposals requesting the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a case-by-case basis taking into account guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Support proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation . Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record. *Supports proposals requesting that companies to adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a case-by-case basis in accordance with guidance from ISS.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish arbitrary limits or caps on executive compensation. *Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices. Such “say on pay” proposals are patterned after similar practices in the UK, Sweden and Australia where shareholders exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table now mandated by the SEC should provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. *Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department’s bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the TARP legislation. The need or desire for compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements that provide for payments made upon change in control be “double triggered” and not allowing for accelerated vesting of unvested equity awards will be addressed on a case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could even result in withheld votes from compensation committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company’s current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating “off shore”, *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the  2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in an otherwise minority of shareholders dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percent of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention as long as executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.

Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

PART C. OTHER INFORMATION

ITEM 15.	Indemnification

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Covered Persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Covered Person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Covered Person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

1.

(a)	Agreement and Declaration of Trust of the Registrant. (1)

(b)	Amendment to the Agreement and Declaration of Trust of the Registrant dated August 19, 1991. (2)

(c)	Amendment to the Agreement and Declaration of Trust of the Registrant dated August 4, 1995. (1)

2.	Amended and Restated By-laws of the Registrant. (2)

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization – filed herewith

5.	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and By-laws.

6.	Investment Advisory Agreement between the Registrant, on behalf of The Select Fund, and the Adviser. (3)

7.	Distribution Agreement, as amended, between the Registrant and Tocqueville Securities L.P. (4)

(a) Amendment to the Distribution Agreement (3)

8.	Not Applicable.

9.	Amended and Restated Custodian Agreement between the Registrant and U.S. Bank, N.A. (5)

(a) Amendment to the Amended and Restated Custodian Agreement (3)

10.	Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Select Fund. (3)

11.	Opinion and Consent of Counsel

(a) Opinion of Counsel regarding legality of issuance of shares and other matters (3)

(b) Consent of Counsel – filed herewith

12.	Opinion of Counsel on tax matters (3)

13.	Other Material Contracts

(a) Administration Agreement between the Registrant and the Adviser (2)

(i) Amendment to the Administration Agreement (3)

(b) Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC. on behalf of The Select Fund (7)

(i) Amendment to the Fund Sub-Administration Servicing Agreement (3)

(c) Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (5)

(i) Amendment to the Amended and Restated Transfer Agent Servicing Agreement (3)

(d) Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (6)

(i) Amendment to the Amended and Restated Fund Accounting Servicing Agreement (3)

(e) Amended and Restated Prospect Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (5)

(i) Amendment to the Amended and Restated Prospect Servicing Agreement (3)

2

14.	Consent of Independent Registered Public Accounting Firm (3)

15.	Not Applicable.

16.	Powers of Attorney for The Tocqueville Trust (7)

17.	Proxy Ballot – filed herewith

(1)	Previously filed in Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A on January 30, 2002, and incorporated by reference herein.
(2)	Previously filed in Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.
(3)	To be filed by amendment.
(4)	Previously filed in Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.
(5)	Previously filed in Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A on February 25, 2005, and incorporated by reference herein.
(6)	Previously filed in Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A on February 28, 2006, and incorporated by reference herein.
(7)	Previously filed in Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A on February 28, 2008, and incorporated by reference herein.

3

ITEM 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21st day of July, 2009.

THE TOCQUEVILLE TRUST

By:	/s/ Robert Kleinschmidt
Robert Kleinschmidt
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 21st of July, 2009.

Signatures	Title	Date

/s/ Robert Kleinschmidt	President and Trustee	July 21, 2009
Robert Kleinschmidt

/s/ Steve Tyrrell	Secretary and Treasurer	July 21, 2009
Steve Tyrrell

/s/ Francois D. Sicart	Chairman and Trustee	July 21, 2009
Francois D. Sicart

Charles W. Caulkins*	Trustee
James W. Gerard*	Trustee
Guy A. Main*	Trustee
William F. Indoe*	Trustee
William J. Nolan III*	Trustee	July 21, 2009

/s/ Steve Tyrell		July 21, 2009
Steve Tyrell
Attorney-in-Fact*

*	Executed copies of the Powers of Attorney were filed as Exhibit (q)(1) to Registration Statement No. 33-8746 on February 28, 2008.

5

INDEX TO EXHIBITS

Exhibit	Caption
(4)	Form of Agreement and Plan of Reorganization

(11)(b)	Consent of Paul, Hastings, Janofsky & Walker LLP

6